UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Annual Report

BlackRock MuniAssets Fund, Inc. (MUA)
BlackRock MuniEnhanced Fund, Inc. (MEN)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniHoldings Fund II, Inc. (MUH)
BlackRock MuniHoldings Quality Fund, Inc. (MUS)
BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	12.77%	4.76%
US small cap equities (Russell 2000® Index)	11.02	(4.25)
International equities (MSCI Europe, Australasia, Far East Index)	2.44	(12.82)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(12.61)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.83	16.41
US investment grade bonds (Barclays US Aggregate Bond Index)	2.44	7.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.71	11.90
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.91	5.89

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended April 30, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. Overall, the municipal yield curve flattened during the period from April 30, 2011 to April 30, 2012. As measured by Thomson Municipal Market Data, yields declined by 133 basis points (“bps”) to 3.25% on AAA-rated 30-year municipal bonds and by 98 bps to 1.87% on 10-year bonds, while yields on 5-year issues fell 68 bps to 0.82%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 108 bps, and in the 2- to 10-year range, the spread tightened by 73 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. It has been well over a year since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through the end of April, less than $470 million in par value of municipal bonds have defaulted for the first time. This represents only 0.0125% in total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

          Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 23.99% based on market price and 17.90% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 25.16% based on market price and 21.21% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Fund’s sector concentrations in transportation, utilities and health as well as a yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. Detracting from performance was security selection within various sectors. The distribution yield generated by the Fund’s holdings fell below the average of its Lipper category peers, causing a drag on the Fund’s total return for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2012 ($13.15)[1]	5.70%
Tax Equivalent Yield[2]	8.77%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of April 30, 2012[4]	11%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$13.15	$11.27	16.68%	$13.34	$10.97
Net Asset Value	$13.47	$12.14	10.96%	$13.47	$12.14

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	4/30/12	4/30/11
Health	27%	27%
Transportation	21	15
Corporate	16	22
County/City/Special District/School District	13	14
Utilities	10	8
Education	6	6
Tobacco	4	1
State	3	3
Housing	—	4

Credit Quality Allocations[5]
	4/30/12	4/30/11
AAA/Aaa	1%	3%
AA/Aa	18	8
A	11	12
BBB/Baa	27	28
BB/Ba	6	7
B	7	5
CCC/Caa	2	5
CC/Ca	1	1
Not Rated[6]	27	31

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $25,540,846, representing 5%, and $25,268,218, representing 6%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2012	5

Fund Summary as of April 30, 2012	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 24.11% based on market price and 25.12% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The largest drivers of Fund performance during the period were the decline in interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector contributed positively to performance as these bonds derived the greatest benefit from the declining interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2012 ($11.66)[1]	5.97%
Tax Equivalent Yield[2]	9.18%
Current Monthly Distribution per Common Share[3]	$0.0580
Current Annualized Distribution per Common Share[3]	$0.6960
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$11.66	$9.99	16.72%	$12.20	$9.65
Net Asset Value	$12.12	$10.30	17.67%	$12.17	$10.30

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	4/30/12	4/30/11
County/City/Special District/School District	25%	29%
Transportation	24	23
State	19	19
Utilities	13	14
Health	7	6
Education	7	5
Corporate	3	2
Housing	2	2

Credit Quality Allocations[5]
	4/30/12	4/30/11
AAA/Aaa	15%	12%
AA/Aa	58	59
A	20	25
BBB/Baa	6	4
B	1	—

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 33.28% based on market price and 26.57% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2012 ($18.08)[1]	6.07%
Tax Equivalent Yield[2]	9.34%
Current Monthly Distribution per Common Share[3]	$0.0915
Current Annualized Distribution per Common Share[3]	$1.0980
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$18.08	$14.51	24.60%	$18.45	$14.25
Net Asset Value	$17.36	$14.67	18.34%	$17.36	$14.67

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	21%	23%
Transportation	18	16
State	13	12
Utilities	13	11
County/City/Special District/School District	12	10
Education	10	9
Corporate	8	12
Tobacco	3	1
Housing	2	6

Credit Quality Allocations[5]

	4/30/12	4/30/11
AAA/Aaa	8%	12%
AA/Aa	37	40
A	23	22
BBB/Baa	15	13
BB/Ba	1	2
B	5	2
CCC/Caa	1	1
Not Rated[6]	10	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $24,953,999, representing 7%, and $3,863,321, representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2012	7

Fund Summary as of April 30, 2012	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 31.60% based on market price and 26.08% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2012 ($16.46)[1]	6.05%
Tax Equivalent Yield[2]	9.31%
Current Monthly Distribution per Common Share[3]	$0.0830
Current Annualized Distribution per Common Share[3]	$0.9960
Economic Leverage as of April 30, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$16.46	$13.35	23.30%	$16.71	$13.08
Net Asset Value	$16.23	$13.74	18.12%	$16.24	$13.74

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	21%	22%
Transportation	18	14
County/City/Special District/School District	16	14
State	14	13
Utilities	11	9
Education	10	9
Corporate	7	13
Tobacco	2	1
Housing	1	5

Credit Quality Allocations[5]

	4/30/12	4/30/11
AAA/Aaa	12%	13%
AA/Aa	45	42
A	24	20
BBB/Baa	9	13
BB/Ba	—	1
B	2	1
CCC/Caa	1	2
Not Rated[6]	7	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $7,289,016, representing 3%, and $1,064,679, representing less than 1%, respectively, of the Fund’s long-term investments.

8	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 25.90% based on market price and 24.96% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to bonds with longer-dated maturities had a positive impact on performance as the municipal yield curve flattened during the period. (Bond prices rise as their yields fall.) The Fund’s longer-dated holdings in the health, transportation and education sectors contributed most to the price appreciation in the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2012 ($14.52)[1]	6.12%
Tax Equivalent Yield[2]	9.42%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of April 30, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$14.52	$12.31	17.95%	$15.04	$11.73
Net Asset Value	$14.61	$12.48	17.07%	$14.71	$12.48

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
County/City/Special District/School District	28%	26%
Transportation	22	21
Utilities	18	24
State	13	12
Health	9	9
Education	7	5
Housing	2	2
Tobacco	1	—
Corporate	—	1

Credit Quality Allocations[5]

	4/30/12	4/30/11
AAA/Aaa	12%	9%
AA/Aa	65	69
A	21	18
BBB/Baa	1	4
B	1	—

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	APRIL 30, 2012	9

Fund Summary as of April 30, 2012	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 27.56% based on market price and 18.74% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 22.24% based on market price and 14.74% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its overall long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve, within its intermediate duration mandate. These factors had the largest positive impact on returns as the municipal yield curve rallied lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most) during the period. Also contributing positively to performance were the Fund’s heavy weightings in the tax-backed and health sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2012 ($16.45)[1]	5.22%
Tax Equivalent Yield[2]	8.03%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$16.45	$13.65	20.51%	$16.70	$13.27
Net Asset Value	$16.21	$14.45	12.18%	$16.35	$14.45

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
County/City/Special District/School District	23%	21%
State	20	22
Health	15	15
Education	10	8
Transportation	9	8
Utilities	9	5
Corporate	8	11
Tobacco	3	7
Housing	3	3

Credit Quality Allocations[5]

	4/30/12	4/30/11
AAA/Aaa	11%	14%
AA/Aa	49	39
A	25	25
BBB/Baa	6	11
BB/Ba	1	1
B	2	1
CCC/Caa	—	1
Not Rated[6]	6	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $12,831,333, representing 1%, and $21,293,420, representing 2%, respectively, of the Fund’s long-term investments.

10	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 31.13% based on market price and 26.86% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2012 ($16.75)[1]	6.52%
Tax Equivalent Yield[2]	10.03%
Current Monthly Distribution per Common Share[3]	$0.0910
Current Annualized Distribution per Common Share[3]	$1.0920
Economic Leverage as of April 30, 2012[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$16.75	$13.72	22.08%	$17.08	$13.51
Net Asset Value	$15.91	$13.47	18.11%	$15.91	$13.47

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	21%	25%
Transportation	19	15
State	15	14
Utilities	11	10
Corporate	11	16
County/City/Special District/School District	10	9
Education	7	7
Tobacco	3	1
Housing	3	3

Credit Quality Allocations[5]

	4/30/12	4/30/11
AAA/Aaa	9%	10%
AA/Aa	47	45
A	24	21
BBB/Baa	9	10
BB/Ba	1	2
B	3	2
CCC/Caa	—	1
Not Rated[6]	7	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $4,822,745 and $4,588,089, each representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2012	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds, except MUA, issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares, and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares and borrowings discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets and 45% for Funds with VRDP Shares or VMTP Shares. As of April 30, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUA	11%
MEN	37%
MHD	37%
MUH	36%
MUS	40%
MUI	37%
MVT	41%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,393,602
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	895	892,404
5.25%, 1/01/19	2,000	1,973,340
5.50%, 1/01/21	1,215	1,210,517
		6,469,863
Alaska — 1.4%
Northern Tobacco Securitization Corp., RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,890	1,869,739
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
5.00%, 6/01/32	1,500	1,282,485
5.00%, 6/01/46	4,885	3,698,238
		6,850,462
Arizona — 3.5%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	2,120	1,695,173
Phoenix IDA Arizona, ERB, Great Hearts Academies — Veritas Project:
6.30%, 7/01/42	500	516,675
6.40%, 7/01/47	425	439,476
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	7,750	6,794,115
Pima County IDA, ERB, Arizona Charter School Project, Series E, 7.25%, 7/01/31	2,255	2,257,187
Pima County IDA Arizona, ERB, Series A:
6.75%, 7/01/12 (a)	170	171,885
6.75%, 7/01/31	490	490,098
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/32	1,840	1,875,604
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	450	451,408
Tempe IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	720	738,202
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	932,865
6.50%, 7/01/39	500	567,210
		16,929,898

Municipal Bonds	Par (000)	Value
California — 4.2%
California Statewide Communities Development Authority, RB, Series A, 5.00%, 4/01/42	$2,245	$2,395,033
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,303,021
City of Fontana California, Special Tax Bonds, Refunding RB, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	2,320	2,346,425
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,022,760
6.50%, 5/01/42	2,220	2,510,065
Foothill Eastern Transportation Corridor Agency, California, Refunding RB, CAB, 6.30%, 1/15/33 (b)	12,450	3,506,791
San Marcos County Unified School District, GO, CAB, Series B (b)(c):
5.54%, 8/01/40	5,000	1,076,550
5.80%, 8/01/51	12,050	1,319,475
Tobacco Securitization Authority of Southern California, Refunding RB, Series A1-SNR, 5.00%, 6/01/37	4,860	3,727,669
		20,207,789
Colorado — 1.3%
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	4,850	5,009,807
Subordinate, 8.13%, 12/01/25	1,025	1,003,834
		6,013,641
Connecticut — 0.9%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30 (d)(e)	3,450	2,092,528
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution:
6.25%, 1/01/31	1,370	1,196,147
5.25%, 1/01/33 (f)	1,500	1,132,110
		4,420,785
Delaware — 1.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	1,082,820
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	3,625	3,742,486
		4,825,306

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FSA	Financial Security Assurance Inc.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
Radian	Radian Financial Guaranty
S/F	Single-Family
SBPA	Stand-by Bond Purchase Agreement
Syncora	Syncora Guarantee
TRAN	Tax Revenue Anticipation Notes
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	13

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia — 1.6%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	$1,665	$1,716,415
7.50%, 1/01/39	2,725	2,807,295
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	2,785	3,041,554
		7,565,264
Florida — 10.5%
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	4,500	4,534,065
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	455,064
Hillsborough County IDA, RB, AMT, National Gypsum Co:
Series A, 7.13%, 4/01/30	4,500	4,457,025
Series B, 7.13%, 4/01/30	1,560	1,544,166
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	4,500	4,334,130
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	1,365	1,516,379
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,590,108
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,550	5,274,224
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,240	1,254,173
6.25%, 5/01/37	4,605	4,646,307
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,700,095
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	5,180	2,013,673
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	955	982,991
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,885	3,372,219
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,520	1,521,170
Tolomato Community Development District, Special Assessment Bonds, 6.65%, 5/01/40 (d)(e)	4,525	1,927,650
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,990	2,236,919
7.00%, 5/01/41	3,225	3,625,803
5.50%, 5/01/42	1,380	1,406,579
		50,392,740
Georgia — 3.0%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,037,639
Clayton County Development Authority, RB, Delta Air Lines Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,913,495
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,765	2,818,060
DeKalb County Hospital Authority Georgia, RB, Dekalb Medical Center Inc. Project, 6.13%, 9/01/40	2,005	2,175,565
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	786,940
6.63%, 11/15/39	880	978,833

Municipal Bonds	Par (000)	Value
Georgia (concluded)
Private Colleges & Universities Authority, RB, Mercer University Project, Series A:
5.25%, 10/01/27	$1,790	$1,893,498
5.00%, 10/01/32	855	869,099
		14,473,129
Guam — 0.7%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater Systems, 6.00%, 7/01/25	1,265	1,294,108
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	657,650
7.00%, 11/15/39	1,115	1,217,792
		3,169,550
Illinois — 4.5%
City of Chicago Illinois, Refunding RB, American Airlines Inc. Project, 5.50%, 12/01/30 (d)(e)	7,000	3,744,860
Illinois Finance Authority, RB:
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,521,322
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (b)(d)(e)	1,500	283,470
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (d)(e)	3,500	780,430
Friendship Village Of Schaumburg, 7.25%, 2/15/45	4,000	4,174,400
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,124,922
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/46 (b)	9,860	1,563,500
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,599,878
6.00%, 6/01/28	710	805,680
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,800	1,731,492
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,438,132
		21,768,086
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	1,580	1,807,662
6.50%, 3/01/45	2,000	2,300,700
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series B, 6.38%, 3/01/40	1,135	1,298,542
		5,406,904
Louisiana — 1.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 6.75%, 11/01/32	5,000	5,504,900
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,073,055
		7,577,955
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,299,110
Maryland — 2.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,834,033
Maryland EDC, Refunding RB, CNX Marine Terminals Inc., 5.75%, 9/01/25	4,785	5,008,555
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (d)(e)	1,000	399,990

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.75%, 7/01/38	$3,110	$3,275,265
		12,517,843
Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB:
Eastern Nazarene College, 5.63%, 4/01/19	35	35,015
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,152,971
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/29	80	78,331
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,708,747
		2,975,064
Michigan — 2.4%
Detroit Michigan Capital Improvement, GO, Limited Tax, Series A-1, 5.00%, 4/01/16	650	595,439
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	3,000	3,026,010
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	6,310	8,024,301
		11,645,750
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,087,433
Missouri — 0.6%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,597,870
Nebraska — 0.5%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	840	873,264
5.00%, 9/01/42	1,475	1,479,631
		2,352,895
Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	955	986,181
New Jersey — 7.0%
New Jersey EDA, RB:
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	2,000	2,004,800
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	4,330	4,340,392
Continental Airlines Inc. Project, AMT, 9.00%, 6/01/33 (g)	1,250	1,340,050
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	2,250	2,551,050
Paterson Charter School for Science and Technology, Inc. Project, Series 2012A, 6.10%, 7/01/44	1,085	1,096,349
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/23	995	1,115,604
Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,018,280
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	670	825,674
7.50%, 12/01/32	3,575	4,335,367

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, RB:
Pascack Valley Hospital Association, 6.63%, 7/01/36 (d)(e)	$3,870	$39
RWJ Healthcare Corporation, Series B, 5.00%, 7/01/35	3,080	2,898,619
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	2,650	2,800,361
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,669,144
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series C (AMBAC), 5.05%, 12/15/35 (b)	6,210	1,799,596
		33,795,325
New York — 4.7%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	3,953,022
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	1,020,250
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,428,350
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	2,000	2,535,240
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (d)(e)(g)	1,765	1,800,265
British Airways Plc Project, 7.63%, 12/01/32	4,130	4,264,225
Series C, 6.80%, 6/01/28	860	883,848
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	605,584
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,064,228
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,413,929
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	1,340	1,500,518
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,315,720
		22,785,179
North Carolina — 1.6%
North Carolina Medical Care Commission, RB, First Mortgage, Series A:
Deerfield, 6.13%, 11/01/38	4,565	4,875,831
Whitestone, 7.75%, 3/01/31	1,000	1,083,240
Whitestone, 7.75%, 3/01/41	1,420	1,519,982
		7,479,053
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 5.13%, 6/01/24	3,350	2,729,245
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	4,904,400
		7,633,645
Pennsylvania — 6.4%
Allegheny County Hospital Development Authority, RB, Health System, West Penn, Series A, 5.38%, 11/15/40	3,540	2,950,413
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A:
6.13%, 1/01/25	1,360	1,370,241
6.25%, 1/01/35	1,550	1,553,968
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,596,981

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	15

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A, 6.25%, 7/01/26	$1,160	$1,222,002
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	2,330	2,310,009
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	3,250	2,950,317
Philadelphia Authority for Industrial Development, RB, AMT:
Commercial Development, 7.75%, 12/01/17	8,000	8,010,160
Subordinate, Air Cargo, Series A, 7.50%, 1/01/25	3,870	3,846,006
		30,810,097
Puerto Rico — 1.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.13%, 7/01/37	345	344,248
5.25%, 7/01/42	580	578,214
Puerto Rico Electric Power Authority, Refunding RB, Series A, 5.00%, 7/01/42 (c)	3,785	3,778,868
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	2,650	3,106,992
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.53%, 8/01/38 (b)	4,445	951,186
		8,759,508
Rhode Island — 0.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,245	3,525,770
Tennessee — 0.1%
Shelby County Health Educational & Housing Facilities Board Tennessee, RB, Village at Germantown, 6.25%, 12/01/34	575	516,206
Texas — 12.4%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,486,947
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	5,080	722,579
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (b)	1,000	420,870
CAB, 7.56%, 1/01/29 (b)	2,000	786,240
CAB, 7.65%, 1/01/30 (b)	1,170	428,969
CAB, 7.71%, 1/01/31 (b)	2,000	687,780
CAB, 7.77%, 1/01/32 (b)	3,500	1,130,255
CAB, 7.78%, 1/01/33 (b)	3,690	1,120,542
CAB, 7.79%, 1/01/34 (b)	4,000	1,132,240
Senior Lien, 5.75%, 1/01/25	675	739,476
Senior Lien, 6.25%, 1/01/46	2,210	2,436,547
City of Houston Texas, RB, Special Facilities, AMT:
Continental Airlines, Series E, 6.75%, 7/01/21	4,550	4,586,173
Continental Airlines Inc. Terminal Projects, 6.63%, 7/15/38	2,890	3,079,151
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,032,833
5.75%, 8/15/41	720	777,456
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	1,797,795
7.25%, 12/01/35	1,110	1,324,807
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc. Series A, 6.88%, 5/15/41	595	711,227
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	860	964,894

Municipal Bonds	Par (000)	Value
Texas (concluded)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	$1,500	$1,550,580
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,385,965
North Texas Education Finance Corporation, ERB, Uplift Education, Series 2012A:
5.13%, 12/01/42	745	747,295
5.25%, 12/01/47	1,600	1,604,896
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 7.55%, 9/01/37 (b)	2,110	507,539
North Texas Tollway Authority, Refunding RB, Toll Second Tier, Series F, 6.13%, 1/01/31	4,425	4,869,535
Red River Health Facilities Development Corp., First MRB, Eden Home Inc. Project, 7.25%, 12/15/42	2,895	2,919,579
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,830,034
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,453,008
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,455	5,182,323
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,440,670
Texas State Public Finance Authority, RB, Charter School Finance Corp., Series A, 5.38%, 2/15/37	1,000	1,016,090
		59,874,295
Vermont — 0.3%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, Series A (ACA), 6.30%, 3/01/33	1,600	1,599,808
Virginia — 3.6%
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	3,515	3,517,390
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	2,500	2,520,475
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	40	39,311
Mosaic District Community Development Authority, RB, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,617,893
6.88%, 3/01/36	1,300	1,415,102
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, Elizabeth River Crossing Project:
5.25%, 1/01/32	810	831,781
6.00%, 1/01/37	5,705	6,197,684
5.50%, 1/01/42	1,175	1,208,840
		17,348,476
Washington — 0.3%
King County, Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,527,343
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB:
New Castle Place Project, Series A, 7.00%, 12/01/31	3,175	2,294,477
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	1,625	1,681,583
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	425	470,076
7.63%, 9/15/39	855	955,351
		5,401,487
Total Municipal Bonds — 86.3%		415,589,710

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	$11,475	$12,063,323
District of Columbia — 1.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	6,681	8,278,414
Florida — 3.3%
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	15,765,750
Illinois — 3.1%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (NPFGC), 5.00%, 1/01/33	6,510	6,720,794
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,088,772
		14,809,566
New York — 11.6%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	4,520	5,100,687
New York City Municipal Water & Sewer Finance Authority, RB, Second General Resolution:
Series EE, 5.50%, 6/15/43	7,605	8,759,211
Series HH, 5.00%, 6/15/31	8,609	9,885,270
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	18,105	20,343,683
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	6,600	7,491,726
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,004	4,340,674
		55,921,251
Washington — 1.8%
Bellingham, Washington, Water & Sewer, RB, 5.00%, 8/01/40	7,966	8,804,013
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		115,642,317
Total Long-Term Investments (Cost — $511,888,916) — 110.3%		531,232,027

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (i)(j)	3,404,970	3,404,970
Total Short-Term Securities (Cost — $3,404,970) — 0.7%		3,404,970
Total Investments (Cost — $515,293,886) — 111.0%		534,636,997
Other Assets Less Liabilities — 1.8%		8,499,502
Liability for TOB Trust Certificates, Including
Interest Expense and Fees Payable — (12.8)%		(61,538,901)
Net Assets — 100.0%		$481,597,598

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$3,778,868	$40,651
Stone & Youngberg LLC	$2,396,025	$48,159

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Variable rate security. Rate shown is as of report date.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	1,560,240	1,844,730	3,404,970	$1,157

(j)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
280	10-Year US	Chicago Board	June 2012	$37,038,750	$(480,188)
	Treasury Note	of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	17

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$531,232,027	—	$531,232,027
Short-Term Securities	$3,404,970	—	—	3,404,970
Total	$3,404,970	$531,232,027	—	$534,636,997

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(480,188)	—	—	$(480,188)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	$2,750	$2,735,535
4.75%, 1/01/25	2,200	2,035,550
		4,771,085
Alaska — 0.8%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	414,956
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,112,176
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,433,676
		2,960,808
Arizona — 1.5%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,375,608
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,625,602
5.00%, 10/01/29	400	434,812
		5,436,022
California — 19.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (a):
5.40%, 10/01/24	10,185	10,145,584
5.45%, 10/01/25	6,000	5,944,320
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,175,600
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 5.18%, 8/01/37 (b)	2,400	595,560
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	622,622
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,426,320
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	1,405	1,451,660
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	2,179,600
California Statewide Communities Development Authority, RB, Series A, 5.00%, 4/01/42	1,480	1,578,908
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,559,472
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	850	942,395
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,459,848
Los Angeles Department of Water & Power, RB, Series C (NPFGC), 5.00%, 7/01/29	5,160	5,514,801
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/13	2,570	2,741,342
5.00%, 10/01/13	1,480	1,578,672
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,668,495
5.00%, 2/01/31	900	1,000,197
Poway Unified School District, GO, CAB, School Facilities Improvement, Election of 2007, 6.27%, 8/01/36 (b)	3,750	1,057,012
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 6.18%, 8/01/38 (b)	5,000	1,268,950

Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Unified School District California, GO, CAB (b):
Election of 2008, Series C, 6.84%, 7/01/38	$1,600	$396,768
Series R-1, 5.07%, 7/01/30	5,000	2,028,250
Series R-1, 5.08%, 7/01/31	1,280	490,765
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,608,891
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	768,985
5.00%, 8/01/38	600	650,820
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 5.54%, 9/01/30 (b)	12,740	5,480,366
State of California, GO:
5.13%, 6/01/27	20	20,064
5.13%, 6/01/31	60	60,175
5.00%, 10/01/41	1,000	1,064,880
Tamalpais Union High School District, GO, 5.00%, 8/01/13 (c)	1,600	1,694,016
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 6.90%, 8/01/36 (b)	5,500	1,558,040
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,417,509
		71,150,887
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian), 5.50%, 12/01/27	1,200	1,207,920
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	250	251,472
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	2,000	2,224,820
		3,684,212
District of Columbia — 1.6%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,554,364
Florida — 13.3%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,600	1,718,240
Broward County Water & Sewer Utility, RB, Series A, 5.25%, 10/01/34	850	964,087
City of Jacksonville, Refunding RB, Series A, 5.00%, 10/01/30	280	310,716
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,384,240
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,000	3,165,930
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,066,627
5.38%, 10/01/32	3,160	3,382,717
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,594,166
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,625	5,007,719
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	9,900	10,121,067
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,227,960
5.38%, 10/01/29	1,050	1,171,076
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,665,644

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	19

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	$4,050	$4,294,134
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,924,489
(NPFGC), 5.00%, 8/01/31	2,000	2,101,340
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	295,328
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,146,110
		47,541,590
Georgia — 3.4%
Burke County Development Authority, RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,235,066
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	395	433,655
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,433,156
		12,101,877
Illinois — 20.4%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	595	662,741
Chicago O’Hare International Airport, GARB, Third Lien:
Series A, 5.75%, 1/01/39	5,110	5,852,023
Series B-2, AMT (AGM), 5.75%, 1/01/23	5,670	5,985,479
Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,500	2,659,900
Chicago O’Hare International Airport, Refunding GARB, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/21	4,500	4,513,815
Chicago Park District, GO, Unlimited Tax, Harbor Facilities Revenues, Series C, 5.25%, 1/01/40	550	603,295
City of Chicago Illinois, Board of Education, GO, Series A:
(AGM), 5.50%, 12/01/31	2,875	3,545,766
Refunding, Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	725	875,902
Refunding, Unlimited Tax, 5.50%, 12/01/39	2,375	2,684,534
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	2,460	2,530,405
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	702,377
6.00%, 8/15/41	1,000	1,100,040
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,200	2,200,814
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,075,960
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	19,311,696
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (b):
5.16%, 12/15/26	5,000	2,596,900
5.96%, 12/15/33	9,950	3,355,637
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/44 (b)	3,450	613,238
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	765,963
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	8,800	10,657,152
State of Illinois, GO:
5.00%, 3/01/36	355	373,286
5.00%, 3/01/37	140	146,868
		72,813,791

Municipal Bonds	Par (000)	Value
Indiana — 1.2%
Indiana Finance Authority, RB, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	$1,100	$1,226,192
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	400	425,244
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	667,602
5.50%, 1/01/38	1,825	2,032,302
		4,351,340
Iowa — 4.1%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	6,277,634
Iowa Student Loan Liquidity Corp., RB, Series A-2, AMT:
5.60%, 12/01/26	3,670	4,044,157
5.70%, 12/01/27	1,670	1,840,657
5.80%, 12/01/29	1,125	1,236,409
5.85%, 12/01/30	1,170	1,283,244
		14,682,101
Louisiana — 1.3%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,459,125
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	3,150	3,263,967
		4,723,092
Massachusetts — 1.3%
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	510	517,018
Series C, 5.35%, 12/01/42	1,150	1,212,962
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	3,005,991
		4,735,971
Michigan — 5.9%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	400	458,812
Second Lien, 7.00%, 7/01/36	200	239,128
Senior Lien, 7.50%, 7/01/33	500	626,530
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,818,425
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	75	81,070
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	1,700	1,964,639
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,500	1,507,530
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	163,123
Series I-A, 5.38%, 10/15/41	700	783,356
Series II-A (AGM), 5.25%, 10/15/36	900	1,006,650
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	4,300	4,625,252
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,100	1,160,852
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,300	1,317,043
Series C, 5.45%, 12/15/32	4,300	4,320,210
		21,072,620

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$2,500	$2,941,475
Mississippi — 0.2%
Medical Center Educational Building Corporation Project, RB, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	740	809,257
Nebraska — 0.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	750	779,700
Nevada — 3.1%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	1,250	1,282,000
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	984,648
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,800	4,131,778
Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	72,527
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,000	1,060,720
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	3,328,160
		10,859,833
New Jersey — 6.8%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	600	664,734
Cigarette Tax (Radian), 5.75%, 6/15/14 (c)	305	339,520
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,357,812
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	8,381,100
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,000	2,293,280
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/26	600	665,658
5.75%, 12/01/27	3,870	4,339,857
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	2,000	2,279,880
Series B, 5.25%, 6/15/36	1,825	2,039,292
		24,361,133
New York — 4.7%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	1,500	1,747,095
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	789,999
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	4,000	5,070,480
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4:
5.50%, 1/15/33	1,600	1,832,976
5.50%, 1/15/34	2,750	3,136,127
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,500	2,591,600
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,401,156
		16,569,433

Municipal Bonds	Par (000)	Value
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	$850	$875,169
Ohio — 0.6%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42 (d)	750	797,962
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	645,996
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	650	694,922
		2,138,880
Pennsylvania — 0.8%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,500	1,548,210
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	693,105
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	453,448
		2,694,763
Puerto Rico — 3.5%
Puerto Rico Electric Power Authority, Refunding RB, Series A, 5.00%, 7/01/42 (d)	1,420	1,417,699
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series C, 6.04%, 8/01/38 (b)	8,000	1,881,440
First Sub-Series A, 6.38%, 8/01/39	3,200	3,722,240
First Sub-Series A, 6.00%, 8/01/42	2,275	2,566,473
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.68%, 8/01/41	8,500	1,632,765
First Sub-Series C, 6.00%, 8/01/39	1,180	1,348,870
		12,569,487
Rhode Island — 0.7%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,275	2,577,143
South Carolina — 1.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	134,904
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,000	1,126,230
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,276,840
		4,537,974
Tennessee — 2.6%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B, (AGM), 5.25%, 11/01/30	2,955	3,377,683
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,946,600
		9,324,283
Texas — 10.1%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,514,876
5.38%, 11/15/38	1,350	1,531,062
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A (NPFGC), 5.50%, 11/01/33	13,000	13,203,840
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,927,636

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	21

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Series K-2 System, First Tier, 6.00%, 1/01/38	$4,015	$4,543,454
North Texas Tollway Authority, Refunding RB, First Tier:
(NPFGC), 5.75%, 1/01/40	1,600	1,737,296
Series A, 6.00%, 1/01/28	2,795	3,214,446
Series K-1 System, 5.75%, 1/01/38	3,800	4,239,812
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	3,150	3,163,482
		36,075,904
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,750,688
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	900	971,316
5.25%, 10/01/39	625	689,606
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D (AGM), 5.25%, 10/01/33	2,800	3,033,324
		6,444,934
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,375	1,497,334
Total Municipal Bonds — 115.0%		410,636,462

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.8%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,373,328
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,626,765
		3,000,093
California — 4.3%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,807,400
Orange County Sanitation District, COP (NPFGC), 5.00%, 8/01/13 (c)	7,458	7,893,620
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	463,484
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	2,810	3,065,007
University of California, RB, Series O, 5.75%, 5/15/34	840	974,652
		15,204,163
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34	900	1,006,924
District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,005	1,226,894
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,770	2,193,532
		3,420,426

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 6.8%
City of Tallahassee Florida Energy System, RB (NPFGC):
5.00%, 10/01/32	$4,000	$4,263,240
5.00%, 10/01/37	7,500	7,982,175
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,349	1,489,111
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,534,400
		24,268,926
Georgia — 5.2%
City of Atlanta Georgia, GARB, Series B (AGM), 5.25%, 1/01/33	17,356	18,555,340
Illinois — 3.6%
City of Chicago Illinois, RB:
Motor Fuel Tax Revenue (AGC), 5.00%, 1/01/38	2,000	2,087,040
Sales Tax Revenue, 5.00%, 1/01/41	3,430	3,731,325
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,880	2,051,205
State of Illinois, RB, Build Illinois Bonds, Series B, 5.25%, 6/15/34	4,399	4,839,402
		12,708,972
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,793,822
Massachusetts — 3.3%
Massachusetts School Building Authority, RB, Dedicated Sales Tax Revenue, Series A (AGM), 5.00%, 8/15/30	10,600	11,725,357
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,778	4,336,325
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,499	5,191,039
5.75%, 7/01/34	1,829	2,203,080
		11,730,444
New York — 1.6%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,491,410
Port Authority of New York & New Jersey, RB, Construction One Hundred Forty-Third, 5.00%, 10/01/30	2,500	2,697,775
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,300	1,469,260
		5,658,445
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	580	646,978
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	2,380	2,604,196
South Carolina — 2.5%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,120	3,456,492
5.25%, 12/01/29	2,765	3,058,256
5.25%, 12/01/30	1,010	1,116,383
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,275	1,435,943
		9,067,074

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
South Dakota — 0.7%
South Dakota HDA, RB, Homeownership Mortgage Series K, 5.05%, 5/01/36	$2,500	$2,525,550
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,587,651
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	1,600	1,765,824
		4,353,475
Utah — 1.6%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,578,350
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	390,786
Washington — 1.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,500,774
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,430	1,553,822
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.4%		144,293,917
Total Long-Term Investments (Cost — $508,744,974) — 155.4%		554,930,379

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (f)(g)	9,127,957	9,127,957
Total Short-Term Securities (Cost — $9,127,957) — 2.6%		9,127,957
Total Investments (Cost — $517,872,931) — 158.0%		564,058,336
Other Assets Less Liabilities — 1.4%		4,780,379
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.5)%		(69,321,684)
VRDP Shares, at Liquidation Value — (39.9)%		(142,500,000)
Net Assets Applicable to Common Shares — 100.0%		$357,017,031

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$2,215,661	$17,876

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	3,470,954	5,657,003	9,127,957	$1,136

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
200	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$26,456,250	$(316,943)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$554,930,379	—	$554,930,379
Short-Term Securities	$9,127,957	—	—	9,127,957
Total	$9,127,957	$554,930,379	—	$564,058,336

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(316,943)	—	—	$(316,943)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	23

Schedule of Investments April 30, 2012	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$4,550	$4,325,548
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,256,720
Arizona — 4.9%
Arizona Water Infrastructure Finance Authority, Refunding RB, Water Quality Revenue, Series A, 5.00%, 10/01/23	3,190	3,990,626
Maricopa County IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,200	1,516,570
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,215	1,941,802
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,038,700
5.00%, 12/01/37	2,360	2,394,102
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	155	155,485
		12,037,285
California — 12.1%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	255	252,458
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,578,906
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,732,021
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	957,596
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	1,510	1,581,317
Series A, 5.00%, 4/01/42	1,530	1,632,250
City of Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	555	611,505
City of Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,115	4,469,178
Montebello Unified School District California, GO, CAB (NPFGC) (b):
5.65%, 8/01/22	2,405	1,515,992
5.63%, 8/01/23	2,455	1,448,646
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (b)	3,475	1,500,887
State of California, GO, Various Purpose:
6.50%, 4/01/33	8,370	10,199,682
5.00%, 10/01/41	1,015	1,080,853
		29,561,291
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,478,804
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, Subordinate, 8.13%, 12/01/25	1,000	979,350
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	710	789,811
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,436,487
		4,684,452

Municipal Bonds	Par (000)	Value
Connecticut — 2.2%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30 (c)(d)	$2,700	$1,637,631
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	955	1,027,571
Wesleyan University, 5.00%, 7/01/35	2,515	2,797,912
		5,463,114
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	855,428
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,430	2,508,756
		3,364,184
District of Columbia — 3.1%
District of Columbia, Tax Allocation Bonds, City Market O Street Project, 5.13%, 6/01/41	1,520	1,583,931
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.10%, 10/01/35 (b)	13,485	3,759,483
First Senior Lien, Series A, 5.00%, 10/01/39	505	540,476
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,582,029
		7,465,919
Florida — 6.9%
Broward County Water & Sewer Utility Revenue, RB, Series A, 5.25%, 10/01/34	750	850,665
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	2,375	2,651,426
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (b)	2,340	528,208
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,894,995
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,095	2,110,126
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,880,715
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,570	1,819,897
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,345	2,376,048
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	660	429,026
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,450	1,391,435
		16,932,541
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	632,590
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax Revenue, Third Indenture, Series A, 5.00%, 7/01/39	2,410	2,615,067
		3,247,657
Hawaii — 0.4%
State of Hawaii, Harbor System, Refunding RB, Series A, 5.25%, 7/01/30	945	1,042,505
Illinois — 10.7%
Chicago Board of Education Illinois, GO Series A:
5.50%, 12/01/39	1,460	1,650,282
5.00%, 12/01/41	485	521,685
Chicago O’Hare International Airport, GARB, Third Lien, Series A, 5.75%, 1/01/39	2,000	2,290,420

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien, Series C (AGM), 6.50%, 1/01/41	$4,055	$4,863,608
City of Chicago Illinois, Refunding RB, Series A, 5.25%, 1/01/38	570	634,376
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	1,000	1,047,900
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	730	809,402
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,115	1,220,211
Series A, 5.00%, 11/15/37 (e)	675	733,678
Series A, 5.00%, 11/15/42 (e)	1,230	1,329,790
Illinois HDA, RB, Homeowner Mortgage, Sub-Series C2, AMT, 5.35%, 2/01/27	2,525	2,531,843
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
CAB, Series B-1, 6.25%, 6/15/47 (b)	13,220	1,965,946
Series B-1, 5.00%, 6/15/50	2,190	2,281,126
Series B-2, 5.00%, 6/15/50	1,740	1,811,792
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	930	1,062,776
6.00%, 6/01/28	800	907,808
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	484,088
		26,146,731
Indiana — 2.2%
Indiana Finance Authority, Refunding RB:
Parkview Health System, Series A, 5.75%, 5/01/31	2,300	2,546,675
Sisters of St. Francis Health, 5.25%, 11/01/39	585	629,249
Wastewater Utility, CWA Authority Project, First Lien Series A, 5.25%, 10/01/38	1,090	1,215,045
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	887,825
		5,278,794
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	1,435	1,596,251
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,520	1,738,454
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,155	1,230,572
		2,969,026
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	700	800,863
Louisiana — 2.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	626,618
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 6.75%, 11/01/32	3,500	3,853,430
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	459,317
		4,939,365
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	222,161
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	615	686,635
		908,796

Municipal Bonds	Par (000)	Value
Maryland — 2.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$318,177
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	607,098
Maryland Health & Higher Educational Facilities Authority, RB:
Charlestown Community, 6.25%, 1/01/41	1,520	1,689,495
Series B, 5.00%, 11/15/51 (e)	2,300	2,482,804
		5,097,574
Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,260	1,423,951
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,302,284
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,255	1,338,131
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,913,050
		6,977,416
Michigan — 2.6%
City of Detroit Michigan, RB Senior Lien:
Series A, 5.25%, 7/01/41	2,145	2,187,063
Series B (AGM), 7.50%, 7/01/33	635	795,693
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,032,871
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,308,301
		6,323,928
Minnesota — 3.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,496,733
Tobacco Securitization Authority Minnesota, Refunding RB:
5.25%, 3/01/25	3,110	3,502,638
5.25%, 3/01/31	1,310	1,440,895
		7,440,266
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	751,154
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	575	597,770
5.00%, 9/01/42	1,005	1,008,156
City of Omaha, RB, Nebraska Sanitary Sewerage System, 4.25%, 11/15/38	2,130	2,218,203
		3,824,129
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,481,540
New Jersey — 4.1%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT:
6.63%, 9/15/12	1,000	1,015,530
6.25%, 9/15/29	2,950	2,957,080
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	680	743,356

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	25

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	$1,575	$1,795,405
Series B, 5.25%, 6/15/36	1,705	1,905,201
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,740	1,645,292
		10,061,864
New York — 4.6%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	890	908,023
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,450	1,653,681
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,740	1,923,814
Series D, 5.25%, 11/15/40	840	919,136
New York City Industrial Development Agency, RB:
British Airways Plc Project, 7.63%, 12/01/32	1,500	1,548,750
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	725	730,764
Series C, 6.80%, 6/01/28	535	549,836
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	850	946,330
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	900	1,007,811
6.00%, 12/01/42	875	969,815
		11,157,960
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,043,555
Oregon — 0.2%
City of Tigard Washington County Oregon, RB, Water System, 5.00%, 8/01/42 (e)	205	228,483
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37 (e)	175	195,522
		424,005
Pennsylvania — 4.8%
Allegheny County Hospital Development Authority, RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,125	937,631
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.25%, 1/01/35	1,700	1,704,352
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,913,069
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	3,500	3,136,945
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,105	1,118,183
Commercial Development, AMT, 7.75%, 12/01/17	725	725,921
Saligman House Project, Series C, 6.10%, 7/01/33	1,245	1,259,853
		11,795,954
Puerto Rico — 3.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.13%, 7/01/37	240	239,477
5.25%, 7/01/42	400	398,768
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 6.50%, 8/01/44	3,860	4,525,657
Series A, 6.26%, 8/01/35 (b)	4,000	1,053,680

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (b):
First Sub-Series C, 6.53%, 8/01/38	$2,975	$636,620
Senior Series C, 6.25%, 8/01/39	9,665	2,139,734
		8,993,936
South Carolina — 2.2%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,508,976
South Carolina State Public Service Authority, RB:
5.00%, 12/01/36	1,065	1,183,119
Series D, 5.00%, 12/01/43	1,465	1,602,109
		5,294,204
Tennessee — 2.3%
Educational Funding of the South Inc., RB, Senior Sub-Series B, AMT, 6.20%, 12/01/21	2,685	2,690,612
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,685	2,684,597
Rutherford County Health & Educational Facilities Board, RB, 5.00%, 11/15/47 (e)	150	161,922
		5,537,131
Texas — 10.9%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,655	3,696,521
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	1,480	1,631,715
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,050	1,181,901
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,180,895
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,910	2,279,623
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	450	504,887
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 7.55%, 9/01/37 (b)	1,400	336,756
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	4,190	4,610,927
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,235,872
5.50%, 8/01/25	1,120	1,254,691
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,990	3,478,147
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,949,713
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	875	883,138
University of Texas System, Refunding RB, Revenue Financing System, Series B, 5.00%, 8/15/43	2,145	2,450,834
		26,675,620
Vermont — 1.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	2,370	2,394,364

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 1.6%
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	$1,000	$1,008,190
Virginia Small Business Financing Authority, RB, AMT, Senior Lien:
5.25%, 1/01/32	550	564,789
6.00%, 1/01/37	1,275	1,385,109
5.50%, 1/01/42	805	828,184
		3,786,272
Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	1,225	1,226,556
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,375	1,751,929
		2,978,485
Wisconsin — 4.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	6,027,991
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,710	1,862,139
New Castle Place Project, Series A, 7.00%, 12/01/31	825	596,203
SynergyHealth Inc., 6.00%, 11/15/32	1,755	1,803,420
		10,289,753
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	210	222,554
Total Municipal Bonds — 109.3%		266,572,706

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,690	1,832,651
California — 8.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,545,233
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	1,845	2,093,282
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,819,195
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	858,303
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	6,600	7,289,568
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,780,053
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	1,670	1,707,273
		20,092,907
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,703,376
Series C-7, 5.00%, 9/01/36	1,650	1,731,889
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,490	1,667,019
		6,102,284

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$3,180	$3,611,335
Series X-3, 4.85%, 7/01/37	3,270	3,625,220
		7,236,555
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,330,813
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,455,638
Massachusetts — 3.7%
Massachusetts School Building Authority, RB:
Sales Tax Revenue, Series A (AGM), 5.00%, 8/15/30	4,994	5,524,462
Senior Series B, 5.00%, 10/15/41	3,150	3,530,331
		9,054,793
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	1,409	1,619,864
New York — 11.0%
Hudson Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,110	1,252,602
New York City Municipal Water Finance Authority, RB, Water & Sewer, Series FF-2, 5.50%, 6/15/40	1,110	1,268,111
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	1,720	1,910,109
New York Liberty Development Corp., RB, 1 World Trade Center, Port Authority Construction, 5.25%, 12/15/43	7,440	8,359,956
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	4,460	5,062,591
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,034	4,373,188
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,650,987
		26,877,544
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,178,248
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	9,644	10,630,616
Tennessee — 1.0%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,380,658
Texas — 3.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	4,620	5,022,079
Harris County Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	2,350	2,592,896
		7,614,975
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,519	2,700,247

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	27

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$3,749	$4,135,467
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,258,959
		6,394,426
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,090,247
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	3,959	4,302,890
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.9%		116,895,356
Total Long-Term Investments (Cost — $354,527,097) — 157.2%		383,468,062

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (g)(h)	22,614	22,614

	Par (000)
Connecticut Housing Finance Authority, RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.25%, 5/01/12 (i)	$1,950	1,950,000
Total Short-Term Securities (Cost — $1,972,614) — 0.8%		1,972,614
Total Investments (Cost — $356,499,711) — 158.0%		385,440,676
Other Assets Less Liabilities — 1.8%		4,034,083
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.5)%		(61,785,262)
VMTP Shares, at Liquidation Value — (34.3)%		(83,700,000)
Net Assets Applicable to Common Shares — 100.0%		$243,989,497

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$4,708,194	$43,605
Wells Fargo Securities	$424,005	$5,014

(f)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	6,564,515	(6,541,901)	22,614	$1,738

(h)	Represents the current yield as of report date.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
210	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$27,779,063	$(346,118)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$383,468,062	—	$383,468,062
Short-Term Securities	$22,614	1,950,000	—	1,972,614
Total	$22,614	$385,418,062	—	$385,440,676

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(346,118)	—	—	$(346,118)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$3,450	$3,279,812
Alaska — 0.7%
Northern Tobacco Securitization Corp., RB, 5.00%, 6/01/46	1,660	1,256,720
Arizona — 3.3%
Arizona Water Infrastructure Finance Authority, RB, Series A, 5.00%, 10/01/23	2,310	2,889,764
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,060	1,805,920
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	925	925,185
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	325	326,017
		5,946,886
California — 16.1%
Benicia Unified School District, GO, CAB, Refunding, Series A (NPFGC), 5.63%, 8/01/20 (a)	2,000	1,509,820
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,857,985
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,256,564
California State Public Works Board, RB, Various Capital Projects, Sub-Series l-1, 6.38%, 11/01/34	600	700,680
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	1,090	1,141,481
Kaiser Permanente, Series A, 5.00%, 4/01/42	1,110	1,184,181
City of Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	400	440,724
City of Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,975	3,231,058
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (a)	2,525	1,090,573
San Marino Unified School District California, GO, Series A (NPFGC) (a):
5.51%, 7/01/17	1,820	1,616,651
5.56%, 7/01/18	1,945	1,664,531
5.60%, 7/01/19	2,070	1,685,125
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,504,857
6.50%, 4/01/33	7,325	8,926,245
5.00%, 10/01/41	1,535	1,634,591
		29,445,066
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,072,260
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	860	842,241
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	510	567,329
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,057,255
		3,539,085
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	685	737,053
Wesleyan University, 5.00%, 7/01/35	1,875	2,085,919
		2,822,972

Municipal Bonds	Par (000)	Value
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$570	$617,207
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	2,116,441
		2,733,648
District of Columbia — 2.4%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.08%, 10/01/34 (a)	10,170	3,027,100
First Senior Lien, Series A, 5.00%, 10/01/39	255	272,914
First Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,076,210
		4,376,224
Florida — 5.5%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,500	1,507,740
Broward County Water & Sewer Utility Revenue, RB, Series A, 5.25%, 10/01/34	545	618,150
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	1,725	1,925,773
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (a)	1,765	398,413
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	1,515	1,525,938
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,365,993
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,135	1,315,658
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	480	312,019
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,175	1,127,542
		10,097,226
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	454,167
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series, Series A, 5.00%, 7/01/39	1,740	1,888,057
		2,342,224
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	680	750,162
Idaho — 1.1%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,002,520
Illinois — 10.1%
Chicago Board of Education Illinois, GO:
5.50%, 12/01/39	1,060	1,198,150
5.00%, 12/01/41	350	376,474
Chicago O’Hare International Airport, GARB, Third Lien, O’Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	2,500	2,863,025
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	2,935	3,520,268
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	410	456,305
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	943,110
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/40	530	587,648

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	29

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB:
Ascension Health Alliance, Series A, 5.00%, 11/15/37 (b)	$490	$532,596
Ascension Health Alliance, Series A, 5.00%, 11/15/42 (b)	890	962,206
Central DuPage Health, Series B, 5.50%, 11/01/39	800	875,488
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B-1 (AGM), 6.25%, 6/15/47 (a)	9,555	1,420,924
Series B-1 (AGM), 5.00%, 6/15/50	1,585	1,650,952
Series B-2, 5.00%, 6/15/50	1,260	1,311,987
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	675	771,370
6.00%, 6/01/28	500	567,380
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	346,563
		18,384,446
Indiana — 2.1%
Indiana Finance Authority, RB:
CWA Authority Project, First Lien, Series A, 5.25%, 10/01/38	790	880,629
Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,838,035
Sisters of St. Francis Health, 5.25%, 11/01/39	420	451,769
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	647,252
		3,817,685
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	1,080	1,201,360
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,105	1,263,811
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	785	836,362
		2,100,173
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	510	583,486
Louisiana — 1.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	461,718
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 6.75%, 11/01/32	2,500	2,752,450
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	331,136
		3,545,304
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	158,687
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	450	502,416
		661,103
Maryland — 2.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	233,330
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	415	434,389

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Ascension Health, Series B, 5.00%, 11/15/51 (b)	$1,665	$1,797,334
Charlestown Community, 6.25%, 1/01/41	1,095	1,217,103
		3,682,156
Massachusetts — 4.6%
Massachusetts Development Finance Agency, RB:
Neville Communities, Series A (Ginnie Mae), 5.75%, 6/20/22	600	648,156
Neville Communities, Series A (Ginnie Mae), 6.00%, 6/20/44	1,500	1,597,470
Wellesley College, Series J, 5.00%, 7/01/42	915	1,034,060
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	944,575
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	910	970,278
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,109,450
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	1,060	1,115,110
		8,419,099
Michigan — 2.5%
City of Detroit Michigan, RB, Senior Lien:
Sewage Disposal System, Series B (AGM), 7.50%, 7/01/33	460	576,408
Water Supply System, Series A, 5.25%, 7/01/41	1,555	1,585,493
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	746,263
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,520	1,666,801
		4,574,965
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,800,922
Tobacco Securitization Authority Minnesota, Refunding RB:
5.25%, 3/01/25	2,260	2,545,325
5.25%, 3/01/31	950	1,044,924
		5,391,171
Nebraska — 1.5%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 9/01/37	415	431,434
5.00%, 9/01/42	730	732,292
City of Omaha, RB, Sanitation Sewerage System, 4.25%, 11/15/38	1,545	1,608,979
		2,772,705
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,755,109
New Jersey — 2.2%
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	490	535,653
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,025	1,168,438
Series B, 5.25%, 6/15/36	1,235	1,380,014
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	905	855,741
		3,939,846

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 6.1%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$800	$816,200
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,050	1,197,493
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,270	1,404,163
Series D, 5.25%, 11/15/40	610	667,468
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, AMT, 8.00%, 11/01/12	340	342,999
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	525	529,174
Series C, 6.80%, 6/01/28	415	426,508
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,300	3,625,908
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	615	684,698
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	650	727,863
6.00%, 12/01/42	630	698,267
		11,120,741
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	705	758,460
Oregon — 0.2%
City of Tigard Washington County Oregon, Refunding RB, Water System (b):
5.00%, 8/01/37	125	139,659
5.00%, 8/01/42	150	167,182
		306,841
Pennsylvania — 3.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	810	675,095
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,115,443
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,750	2,496,422
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	540,686
		5,827,646
Puerto Rico — 4.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
5.13%, 7/01/37	175	174,618
5.25%, 7/01/42	290	289,107
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.42%, 8/01/35 (a)	10,000	2,634,200
CAB, Series C, 6.25%, 8/01/39 (a)	2,800	619,892
First Sub-Series A, 6.50%, 8/01/44	2,790	3,271,135
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.53%, 8/01/38 (a)	2,145	459,009
		7,447,961

Municipal Bonds	Par (000)	Value
South Carolina — 2.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	$1,650	$1,811,733
South Carolina State Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/36	770	855,401
Series D, 5.00%, 12/01/43	1,060	1,159,205
		3,826,339
Tennessee — 1.3%
Hardeman County Correctional Facilities Corp. Tennessee, RB, Series B, 7.38%, 8/01/17	2,200	2,205,654
Rutherford County Health & Educational Facilities Board, Refunding RB, Ascension Health, Series C, 5.00%, 11/15/47 (b)	105	113,345
		2,318,999
Texas — 9.0%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	2,500	2,528,400
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	1,070	1,179,686
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	760	855,471
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	535	590,448
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,380	1,647,058
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	320	359,030
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	1,015	244,148
Toll, Second Tier, Series F, 6.13%, 1/01/31	3,020	3,323,389
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,165	2,518,458
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,490,957
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	1,555	1,776,712
		16,513,757
Vermont — 0.5%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.50%, 6/15/32	1,000	977,970
Virginia — 2.5%
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	2,500	2,520,475
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project:
5.25%, 1/01/32	400	410,756
6.00%, 1/01/37	925	1,004,883
5.50%, 1/01/42	585	601,848
		4,537,962
Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	910	911,156
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	990	1,261,388
		2,172,544

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	31

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 3.9%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	$3,620	$4,381,793
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,235	1,344,878
SynergyHealth, Inc., 6.00%, 11/15/32	1,360	1,397,522
		7,124,193
Total Municipal Bonds — 105.3%		192,354,566

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,220	1,322,979
California — 11.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,838,847
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	1,335	1,514,651
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,313,863
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,144
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,770	5,268,370
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	5,970,213
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,599	4,702,667
		21,243,755
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (FSA), 5.10%, 10/01/41	1,870	1,959,423
Series C-7 (AGM), 5.00%, 9/01/36	1,200	1,259,556
Colorado Health Facilities Authority, Refunding RB, Series A, 5.50%, 7/01/34	1,080	1,208,309
		4,427,288
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,300	2,611,972
Series X-3, 4.85%, 7/01/37	2,370	2,627,453
		5,239,425
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,121,703
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,792,833
Massachusetts — 3.2%
Massachusetts School Building Authority, RB:
Senior Series B, 5.00%, 10/15/41	2,280	2,555,287
Series A (AGM), 5.00%, 8/15/30	2,999	3,317,995
		5,873,282
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,019	1,171,817

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York — 10.8%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	$810	$914,061
New York City Municipal Water & Sewer Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	810	925,379
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	1,240	1,377,055
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	5,400	6,067,710
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	3,250	3,689,107
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	2,910	3,153,898
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,510,179
		19,637,389
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	872,776
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	6,974	7,687,771
Tennessee — 1.5%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,645,175
Texas — 3.0%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	3,360	3,652,421
Harris County Metropolitan Transit Authority, TRAN, RB, Series A, 5.00%, 11/01/41	1,710	1,886,745
		5,539,166
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,395	1,494,780
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,010,620
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,674,552
		4,685,172
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,533,972
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,859	3,107,643
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.1%		91,396,926
Total Long-Term Investments (Cost — $259,955,185) — 155.4%		283,751,492

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.09% (d)(e)	27,550	$27,550

	Par (000)
Connecticut Housing Finance Authority, RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.25%, 5/01/12 (f)	$300	300,000
Total Short-Term Securities
(Cost — $327,550) — 0.2%		327,550
Total Investments (Cost — $260,282,735) — 155.6%		284,079,042
Other Assets Less Liabilities — 1.0%		1,840,106
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.5)%		(48,294,812)
VMTP Shares, at Liquidation Value — (30.1)%		(55,000,000)
Net Assets Applicable to Common Shares — 100.0%		$182,624,336

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$3,405,481	$31,540
Wells Fargo Securities	$306,841	$3,633

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	3,999,689	(3,972,139)	27,550	$535

(e)	Represents the current yield as of report date.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
158	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$20,900,438	$(261,175)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$283,751,492	—	$283,751,492
Short-Term Securities	$27,550	300,000	—	327,550
Total	$27,550	$284,051,492	—	$284,079,042

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(261,175)	—	—	$(261,175)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	33

Schedule of Investments April 30, 2012	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,654,429
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	2,170	2,158,586
Selma Industrial Development Board, RB, International Paper Company Project, Series A, 5.38%, 12/01/35	565	595,696
		5,408,711
Arizona — 1.4%
Arizona State University, Refunding RB, Arizona Board of Regents, Series A, 5.00%, 7/01/29	1,405	1,621,679
University of Arizona, RB, Arizona Board of Regents, Series A, 5.00%, 6/01/42	1,000	1,111,240
		2,732,919
California — 16.7%
California State Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,296,739
California Health Facilities Financing Authority, RB, Scripps Health, Series A, 5.00%, 11/15/40	240	257,498
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,027,958
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	1,410	1,504,230
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,497,555
City of San Jose California, ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,633,760
5.75%, 3/01/34	2,180	2,416,966
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,804,855
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,283,750
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,500	1,708,575
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,792,413
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,825	2,010,402
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,544,408
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	1,250	1,476,850
San Pablo Joint Powers Financing Authority California, Tax Allocation Bonds, Refunding, CAB (NPFGC) (a):
5.66%, 12/01/24	2,635	1,214,735
5.66%, 12/01/25	2,355	1,003,560
5.66%, 12/01/26	2,355	926,386
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,165,665
		31,566,305
Colorado — 1.2%
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,214,260
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Public Utility, RB, Series A, 5.50%, 10/01/39	2,000	2,246,460
Florida — 9.2%
City of Gainesville Florida, Refunding RB, Series C, 5.25%, 10/01/34	2,500	2,818,525
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,605,720

Municipal Bonds	Par (000)	Value
Florida (concluded)
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	$2,215	$2,237,593
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series 2009A, 5.00%, 1/01/29	1,000	1,100,980
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,135,001
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,510,714
		17,408,533
Illinois — 18.5%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	2,000	2,260,660
5.00%, 12/01/41	4,330	4,657,521
City of Chicago Illinois, RB, Series A, 5.25%, 1/01/38	795	884,787
City of Chicago Illinois, RB, O’Hare International Airport:
General Third Lien, Series A, 5.75%, 1/01/39	1,145	1,311,266
General Third Lien, Series C (AGC), 5.25%, 1/01/35	1,255	1,373,271
General Third Lien, Series C, 6.50%, 1/01/41	5,225	6,266,917
Series A (AGM), 5.00%, 1/01/33	8,000	8,480,880
City of Chicago, Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,330,500
Sales Tax Receipts, 5.25%, 12/01/36	635	707,295
Sales Tax Receipts, 5.25%, 12/01/40	1,810	2,006,874
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,605,592
6.00%, 6/01/28	400	453,904
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,793,725
		35,133,192
Indiana — 4.6%
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	3,500	3,721,095
Indianapolis Local Public Improvement Bond Bank, RB, Series 2011F, 5.25%, 2/01/36	3,055	3,454,899
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	1,430	1,592,434
		8,768,428
Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,080	1,181,693
Kentucky — 1.2%
Kentucky Turnpike Authority, RB, Revitalization Project, Series A, 5.00%, 7/01/28	2,000	2,344,440
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	675	762,831
Massachusetts HFA, RB, Rental Mortgage, Series C, AMT (AGM), 5.50%, 7/01/32	2,440	2,441,928
		3,204,759
Michigan — 8.2%
City of Detroit Michigan, RB, Second Lien, Series B:
(AGM), 7.50%, 7/01/33	750	939,795
(NPFGC), 5.50%, 7/01/29	2,410	2,675,414
City of Detroit Michigan, Refunding RB, Senior Lien:
Series C-1 (AGM), 7.00%, 7/01/27	4,810	5,831,596
Series C-2 (BHAC), 5.25%, 7/01/29	1,910	2,098,383

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	$875	$1,010,931
5.25%, 10/15/25	455	521,844
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,910	2,428,909
		15,506,872
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Series B (AGC), 6.50%, 11/15/38	1,325	1,558,982
Nevada — 5.3%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,291,480
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	4,035	4,387,296
Las Vegas-McCarran, International Airport, Series A-1 AMT (AGM), 5.00%, 7/01/23	1,750	1,865,815
Subordinate Lien, Series A-2 (NPFCG), 5.00%, 7/01/36	1,410	1,466,470
		10,011,061
New Jersey — 8.6%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	7,199,150
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,286,354
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	2,029,093
Series A (AGC), 5.63%, 12/15/28	3,170	3,666,485
Series B, 5.25%, 6/15/36	1,000	1,117,420
		16,298,502
New York — 7.8%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,832,711
New York City Municipal Water and Sewer Finance Authority, RB, Second General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	3,410	3,812,926
New York City Municipal Water and Sewer Finance Series EE, 5.38%, 6/15/43	1,305	1,484,711
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,538,264
Future Tax Secured, Sub-Series E, 5.00%, 11/01/39	1,600	1,766,528
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	3,025	3,346,588
		14,781,728
Pennsylvania — 0.7%
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series D, 5.00%, 7/01/32	1,215	1,353,814
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	2,115	2,460,168
Texas — 25.1%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,500	2,740,700
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,790,240

Municipal Bonds	Par (000)	Value
Texas (concluded)
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	$1,840	$2,096,330
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	3,175	3,509,042
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, Series 2009, 5.25%, 10/01/29	1,200	1,352,844
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	600	716,112
Lamar Texas Consolidated Independent School District, GO, Refunding, Series A, 5.00%, 2/15/45	1,520	1,703,540
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	775	869,597
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	4,550	5,284,916
North Texas Tollway Authority, Refunding RB, First Tier System (NPFGC):
5.75%, 1/01/40	4,885	5,304,182
Series A, 5.63%, 1/01/33	6,585	7,220,518
Series B, 5.75%, 1/01/40	6,275	6,813,458
Texas Tech University, Refunding RB, Improvement Bonds Fourteenth, Series A, 5.00%, 8/15/31	1,765	2,024,649
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	2,755	3,147,808
		47,573,936
Virginia — 0.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,500	1,755,870
Washington — 3.2%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,566,111
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,075	1,230,542
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	2,825	3,195,160
		5,991,813
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Alliance, Series D, 5.00%, 11/15/41 (b)	1,880	2,038,747
Total Municipal Bonds — 122.2%		231,541,193

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,230,007
California — 1.8%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,149	3,406,915
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,878,270
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 10/01/35	1,040	1,288,855

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	35

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida — 7.5%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	$4,302	$4,591,682
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,558,700
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	930	990,543
		14,140,925
Georgia — 2.3%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	4,000	4,326,400
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,509	2,736,777
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,604,504
Massachusetts — 6.5%
Massachusetts School Building Authority, Sales Tax Revenue RB:
Senior, Series B, 5.00%, 10/15/41	3,060	3,429,464
Series A (AGM), 5.00%, 8/15/30	8,008	8,859,047
		12,288,511
Nevada — 5.5%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	6,137,350
Series B, 5.50%, 7/01/29	3,749	4,325,866
		10,463,216
New Jersey — 1.3%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,464,958
New York — 5.3%
New York City Transitional Finance Authority, RB, 5.00%, 2/01/42	1,760	1,954,530
New York Liberty Development Corp., RB:
1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,530	5,090,134
4 World Trade Center Project, 5.75%, 11/15/51	2,660	3,019,393
		10,064,057
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,820	1,991,444
Texas — 1.9%
Waco Educational Finance Corporation, RB, Baylor University, 5.00%, 3/01/43	3,255	3,615,264
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,005	1,076,884
Washington — 2.4%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	4,002	4,522,038
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.3%		82,099,025
Total Long-Term Investments (Cost — $289,252,866) — 165.5%		313,640,218

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.09% (d)(e)	22,670	$22,670

	Par (000)
Connecticut Housing Finance Authority, RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.25%, 5/01/12 (f)	$3,150	3,150,000
Total Short-Term Securities (Cost — $3,172,670) — 1.7%		3,172,670
Total Investments (Cost — $292,425,536) — 167.2%		316,812,888
Other Assets Less Liabilities — 0.7%		1,402,284
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(41,648,183)
VMTP Shares, at Liquidation Value — (45.9)%		(87,000,000)
Net Assets Applicable to Common Shares — 100.0%		$189,566,989

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$2,038,747	$18,913

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	6,952,084	(6,929,414)	22,670	$2,001

(e)	Represents the current yield as of report date.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
192	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$25,398,000	$(285,365)

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$313,640,218	—	$313,640,218
Short-Term Securities	$22,670	3,150,000	—	3,172,670
Total	$22,670	$316,790,218	—	$316,812,888

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(285,365)	—	—	$(285,365)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	37

Schedule of Investments April 30, 2012	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,311,496
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/21	5,500	5,479,705
5.25%, 1/01/23	6,500	6,333,860
		17,125,061
Arizona — 5.2%
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	2,096,569
4.25%, 7/01/22	1,895	2,101,536
Refunding, 4.00%, 7/01/20	2,325	2,634,457
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	2,200	1,759,142
Northern Arizona University, RB, 5.00%, 6/01/41	1,250	1,335,562
Phoenix Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	747,719
5.00%, 7/01/32	1,200	1,248,456
Pima County IDA Arizona, RB, Charter Schools Project:
Series C, 6.70%, 7/01/21	960	960,970
Series K, 6.38%, 7/01/31	930	916,757
Pima County IDA Arizona, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,325	2,534,413
Pinal County Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,780,144
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,618,440
Scottsdale IDA, RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	3,650	3,927,838
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,082,780
University of Arizona, RB, Speed, 5.00%, 8/01/28	3,630	4,038,811
		31,783,594
Arkansas — 0.2%
University of Arkansas, GO, Refunding RB, Various Facility, Series A, 5.00%, 11/01/31	1,000	1,182,610
California — 7.8%
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,528,715
California HFA, RB, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	1,000	1,000,960
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	5,490	5,495,271
California Pollution Control Financing Authority, RB, AMT:
Republic Services Inc. Project, Series B, Mandatory Put Bonds, 5.25%, 11/30/17 (a)	605	682,476
Waste Management Inc. Project, Series A-2, 5.40%, 4/01/25	1,240	1,335,009
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,371,650
City of Sacramento California, Special Tax Bonds, North Natomas Community Facilities, Series 4-C, 6.00%, 9/01/28	2,990	3,061,670
City of San Jose California, ARB, Series A-1, AMT, 5.00%, 3/01/25	3,000	3,236,130
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	3,100	3,245,328
Golden State Tobacco Securitization Corp. California, Refunding RB, Asset-Backed, Senior Series A-1, 5.00%, 6/01/15	5,000	5,247,300

Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO:
5.50%, 4/01/28	$15	$15,925
Various Purpose, 5.75%, 4/01/31	7,000	8,113,980
Various Purpose, 5.00%, 11/01/32	2,000	2,154,160
State of California, GO, Refunding, 3.00%, 2/01/24	1,570	1,550,312
Tamalpais Union High School District, GO, Election of 2001 (AGM), 5.00%, 8/01/13 (b)	4,875	5,161,455
		48,200,341
Colorado — 1.0%
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 12/01/15	6,000	6,202,800
Connecticut — 2.2%
Connecticut State Development Authority, RB, Learjet Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,250,457
Connecticut State Health & Educational Facility Authority, RB:
Connecticut College, Series I, 5.00%, 7/01/29	1,075	1,219,802
Connecticut College, Series I, 5.00%, 7/01/31	620	699,540
Connecticut College, Series I, 5.00%, 7/01/32	500	561,410
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	1,780	1,912,592
State of Connecticut, GO, Series B, 5.00%, 4/15/31 (c)	6,990	8,192,280
		13,836,081
Delaware — 0.9%
Delaware State Municipal Electric Corp., RB, 5.00%, 7/01/37	5,000	5,392,300
Florida — 6.6%
Broward County School Board Florida, COP, Series A (AGM), 5.00%, 7/01/24	10,000	11,276,100
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,142,240
(AGM), 5.00%, 10/01/27	1,635	1,746,997
County of Miami-Dade Florida, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,132,320
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, Series B, AMT:
5.00%, 10/01/25	1,000	1,102,570
5.00%, 10/01/26	2,935	3,201,880
Highlands County Health Facilities Authority, Refunding RB, Adventist Health, Series G, 5.13%, 11/15/16 (b)	35	41,747
Lee County, Refunding RB, Series A, AMT, 5.63%, 10/01/26	500	555,535
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	2,880	2,912,918
Series B, 6.50%, 5/01/37	1,870	1,894,759
Portofino Shores Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	1,085	1,094,288
South Lake County Hospital District, RB, South Lake Hospital Inc., 6.63%, 10/01/23	2,390	2,471,714
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10 (d)(e)	155	108,545
University of Florida Research Foundation Inc., RB (AMBAC), 5.13%, 9/01/33	4,000	3,999,720
		40,681,333

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.1%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	$3,000	$3,324,000
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,583,370
4.13%, 8/01/24	2,000	2,104,240
		7,011,610
Guam — 0.5%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,620	2,793,234
Hawaii — 0.9%
State of Hawaii, ARB, Series A, 5.25%, 7/01/29	5,000	5,590,450
Idaho — 0.6%
Idaho Health Facilities Authority, RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	3,928,512
Illinois — 6.0%
Chicago Transit Authority, RB, 5.25%, 12/01/31	2,000	2,260,280
City of Chicago Illinois, ARB, AMT (AGM), 5.75%, 1/01/23	8,130	8,582,353
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,999,695
6.25%, 6/01/24	12,750	14,781,457
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,005,940
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,480	1,452,857
		37,082,582
Indiana — 4.0%
City of Whiting Indiana, RB, BP Products North America, 5.25%, 1/01/21	4,800	5,732,112
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,351,820
Indiana Finance Authority, Refunding RB, Environmental Improvement, United Steel Corp. Project, 6.00%, 12/01/19	5,000	5,301,200
Indiana Finance Authority Wastewater Utility, RB, 5.25%, 10/01/31	10,000	11,454,100
		24,839,232
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	817,932
5.25%, 4/01/24	730	848,070
5.25%, 4/01/25	520	598,650
5.25%, 4/01/26	360	409,763
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20	1,000	1,098,490
5.00%, 9/01/22	2,315	2,477,605
		6,250,510
Kansas — 2.7%
City of Dodge City Kansas, RB (AGC), 4.00%, 6/01/24	2,245	2,419,863
Kansas Development Finance Authority, RB, KU Health System, Series H:
5.00%, 3/01/26	3,220	3,472,126
5.00%, 3/01/27	3,905	4,195,142
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	1,500	1,720,515
Adventist/Sunbelt, Series D, 5.00%, 11/15/24	1,000	1,103,010
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	3,425	3,733,969
		16,644,625

Municipal Bonds	Par (000)	Value
Kentucky — 3.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	$8,650	$9,521,574
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,323,760
		18,845,334
Louisiana — 6.1%
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,299,070
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,812,375
5.00%, 12/01/28	3,715	4,098,499
Louisiana Public Facilities Authority, RB, Nineteenth Judicial District Court (NPFGC), 5.50%, 6/01/41	2,000	2,147,220
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	5,000	5,203,600
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2, (AGC), 6.00%, 1/01/23	850	1,012,112
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	3,500	3,504,480
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,755,320
		37,832,676
Maine — 0.3%
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	1,965	1,999,034
Maryland — 0.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,875,685
Maryland EDC, Refunding RB, CNX Marine Terminals Inc., 5.75%, 9/01/25	790	826,909
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33 (c)	1,140	1,280,015
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	509,875
		4,492,484
Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,113,954
Michigan — 4.0%
City of Detroit Michigan, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,846,534
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,115,550
Michigan State Building Authority, Refunding RB, Facilities Program, Series A, 5.00%, 10/15/24	2,500	2,907,500
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.25%, 11/15/24	4,900	5,373,487
State of Michigan Trunk Line Fund, RB, 5.00%, 11/15/31	2,000	2,279,860
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (AGC), 4.75%, 12/01/18	7,665	8,126,740
		24,649,671

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	39

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Minnesota — 0.6%
City of St. Cloud Minnesota, RB, Centracare Health System, Series A, 4.25%, 5/01/21	$2,300	$2,557,485
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	1,000	1,137,120
		3,694,605
Mississippi — 1.5%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	5,000	5,014,500
5.90%, 5/01/22	4,410	4,422,789
		9,437,289
Missouri — 3.0%
Missouri Development Finance Board, RB, St. Joseph Sewage System Improvements, Series E, 4.75%, 5/01/26	750	771,982
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,342,500
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,871,224
Missouri State Health & Educational Facilities Authority, RB, SSM Health Care, Series B, 4.25%, 6/01/25	8,125	8,686,600
		18,672,306
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	2,625	2,964,911
Nebraska — 0.8%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	4,380	4,110,805
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,099,560
		5,210,365
Nevada — 1.0%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	2,060	2,127,259
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,219,026
		6,346,285
New Jersey — 15.5%
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,289,520
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM) (b): 5.80%, 11/01/15	8,685	10,219,292
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (b)	8,310	9,250,526
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	5,540	5,626,036
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	10,000	10,745,000
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,234,450
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,162,466
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	4,044,071

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	$635	$675,507
New Jersey Higher Education Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/26	1,665	1,847,201
5.00%, 12/01/27	12,000	12,707,160
New Jersey Higher Education Assistance Authority, Refunding RB, 4.75%, 12/01/21	2,400	2,652,144
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	4,150	4,355,881
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 5.73%, 12/15/25 (f)	9,450	5,085,990
Series A, 5.25%, 6/15/24	3,185	3,776,423
Series B, 5.50%, 6/15/31	10,000	11,567,300
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,532,850
State of New Jersey, GO, Refunding, 5.25%, 8/01/21	1,355	1,722,638
		95,494,455
New York — 20.7%
City of New York New York, GO:
Refunding, Series E, 5.00%, 8/01/27	3,500	3,970,890
Series D1, 5.13%, 12/01/26	4,615	5,365,630
Sub-Series I-1, 5.50%, 4/01/21	5,000	6,107,450
Essex County Industrial Development Agency, Refunding RB, International Paper, Series A, AMT, 5.20%, 12/01/23	6,300	6,421,905
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	4,250	4,796,422
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,475	1,731,503
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,782,793
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,814,865
Transportation, Series A, 5.00%, 11/15/25	1,980	2,220,728
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/25	4,000	4,681,320
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	3,500	3,527,825
Special Needs Facilities Pooled Program, Series C-1, 6.80%, 7/01/19	1,770	1,797,665
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,884,455
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (NPFGC), 5.00%, 7/15/24	500	555,485
Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,146,296
New York City Trust for Cultural Resources, RB, Carnegie Hall, Series A, 5.00%, 12/01/29	3,750	4,116,562
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	3,000	3,264,390
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,565,643
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 3/15/31	4,500	5,048,685
Fordham University, Series A, 5.25%, 7/01/25	900	1,057,302
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	4,000	4,616,200
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,149,670
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,663,576

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Dormitory Authority, RB (concluded):
NYU Hospital Center, Series A, 5.00%, 7/01/22	$1,725	$1,888,772
NYU Hospital Center, Series A, 5.13%, 7/01/23	1,670	1,822,221
University of Rochester, Series C, 4.00%, 7/01/24	625	668,363
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	2,225	2,358,010
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	650	737,887
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,421,468
Yeshiva University, 4.00%, 9/01/23	2,860	3,024,364
Yeshiva University, 4.25%, 9/01/24	2,750	2,922,562
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	9,265,440
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	2,475	2,613,674
Port Authority of New York & New Jersey, Refunding RB, Consolidated:
152nd Series, AMT, 5.00%, 11/01/23	1,000	1,120,960
153rd Series, 5.00%, 7/15/24	2,010	2,288,807
Sales Tax Asset Receivable Corp., RB, Series A (NPFGC), 5.00%, 10/15/20	6,570	7,269,771
United Nations Development Corp. New York, Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,232,994
Westchester County New York Health Care Corp., RB, Senior Lien, Series A, 5.00%, 11/01/24	5,470	5,932,653
		127,855,206
North Carolina — 2.0%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	4,000	4,450,360
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,105	1,769,905
North Carolina Capital Facilities Finance Agency, RB, Solid Waste Disposal, Duke Energy Carolinas Project, Series B, 4.38%, 10/01/31	2,000	2,092,420
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	1,925	2,144,989
North Carolina Medical Care Commission, Refunding RB, Vidant Health, Series A, 5.00%, 6/01/36 (c)	1,500	1,600,335
		12,058,009
Ohio — 0.5%
Cincinnati City School District, GO, Refunding, School Improvement, 5.25%, 6/01/24	1,825	2,176,331
City of Cincinnati Ohio, GO, Various Purpose, Series A, 4.38%, 12/01/30	900	952,659
		3,128,990
Oregon — 1.3%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37 (c)	2,000	2,234,540
Oregon State Facilities Authority, RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,113,443
State of Oregon, GO:
Odot Project, Tax-Exempt, Series I, 5.00%, 5/01/37	1,000	1,140,170
Series H, 5.00%, 5/01/36	2,000	2,282,180
		7,770,333

Municipal Bonds	Par (000)	Value
Pennsylvania — 9.1%
City of Philadelphia Pennsylvania, RB, Series A, AMT (AGM), 5.00%, 6/15/20	$2,895	$3,154,710
City of Philadelphia Pennsylvania, Refunding RB, Series B, AMT (AGM), 5.00%, 6/15/19	3,905	4,301,592
City of Pittsburgh Pennsylvania, GO, Series C (AGM), 5.25%, 9/01/18	6,430	7,207,516
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,884,982
County of Allegheny Pennsylvania, GO:
Series C-67, 5.00%, 11/01/25	2,700	3,045,249
Series C-67, 5.00%, 11/01/26	2,375	2,652,139
Series C-68, 5.00%, 11/01/25	2,515	2,836,593
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,497,270
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	6,999,061
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,435,080
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series A (AGC), 6.00%, 7/01/26	6,225	7,238,056
		56,252,248
Puerto Rico — 5.2%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.00%, 7/01/25	3,215	3,414,330
Puerto Rico Electric Power Authority, RB, Series TT, 5.00%, 7/01/27	6,500	6,791,200
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	3,000	3,588,270
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	885	944,322
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,450	10,225,845
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.63%, 8/01/30	1,925	2,036,534
First Sub-Series A, 6.00%, 8/01/42	650	733,278
Series C, 5.25%, 8/01/40	3,800	4,157,960
		31,891,739
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., RB:
Providence College, 5.00%, 11/01/34	1,750	1,881,478
University of Rhode Island, Series A (AGC), 4.75%, 9/15/24	2,500	2,792,350
		4,673,828
South Carolina — 0.2%
County of Florence South Carolina, RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	1,069,810
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, RB, Regional Health, 5.00%, 9/01/25	1,000	1,094,500
Tennessee — 2.7%
Chattanooga-Hamilton County Hospital Authority Tennessee, Refunding RB, Erlanger Health (AGM), 5.00%, 10/01/22	1,620	1,854,317
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/19	1,360	1,360,653
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/21 (a)	3,870	4,179,871

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	41

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee (concluded)
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	$2,695	$3,044,676
Series B, 5.00%, 11/01/22	1,000	1,134,550
Shelby County Health Educational & Housing Facilities Board, RB, Germantown Village, Series A:
6.75%, 12/01/18	3,550	3,573,501
7.00%, 12/01/23	1,450	1,455,684
		16,603,252
Texas — 3.9%
City of Houston Texas, Refunding ARB, Sub-Lien, Series A, AMT, 5.00%, 7/01/25	1,500	1,663,320
City of Houston TX Airport System, Refunding RB, Subordinate Lien, Series A, AMT, 5.00%, 7/01/32	1,010	1,091,022
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,005,480
Frisco ISD, GO, Refunding (NPFGC), 4.25%, 8/15/28	5,500	6,067,765
Grand Prairie ISD, GO, Refunding, 4.00%, 2/15/26	1,500	1,644,900
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (a)	2,440	2,464,620
San Jacinto River Authority, RB, Special Project, 5.25%, 10/01/25	2,910	3,311,434
Socorro ISD, GO, Refunding:
5.00%, 8/15/30	1,000	1,146,600
5.00%, 8/15/32	2,500	2,840,925
		24,236,066
Vermont — 0.3%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Middlebury College Project, 5.00%, 11/01/32	1,680	1,946,314
Virginia — 2.7%
James City County EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.75%, 3/01/17	3,285	3,301,326
6.00%, 3/01/23	1,150	1,152,116
Roanoke Economic Development Authority, Refunding RB, Carilion Health System, Series B (AGM):
5.00%, 7/01/20 (b)	50	62,470
5.00%, 7/01/38	3,155	3,366,070
Tobacco Settlement Financing Corp. Virginia, RB, Asset-Backed, 5.63%, 6/01/15 (b)	7,800	8,993,244
		16,875,226
West Virginia — 2.7%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.13%, 9/01/23	4,000	4,316,960
West Virginia University, RB, Board of Governors University Improvement, Series B:
5.00%, 10/01/29	7,520	8,573,702
5.00%, 10/01/30	3,500	3,975,230
		16,865,892
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, RB, Aurora Health Care Inc., Series A (AGM), 5.00%, 7/15/27	3,770	4,138,518
Wisconsin Housing & EDA, RB, Series C, AMT, 4.85%, 9/01/26	2,000	2,064,480
		6,202,998
Total Municipal Bonds — 134.1%		827,822,655

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California — 3.3%
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	$10,140	$10,693,441
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	9,028	9,766,490
		20,459,931
Illinois — 3.8%
Du Page & Will Counties Community School District No. 204 Indian, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,858,899
McHenry County Conservation District Illinois, GO (AGM), 5.13%, 2/01/27	12,695	13,805,668
		23,664,567
Massachusetts — 3.3%
Massachusetts Development Finance Agency, RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,422,246
Massachusetts School Building Authority, Sales Tax RB, Series A (AGM), 5.00%, 8/15/30	8,338	9,224,026
		20,646,272
Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	11,711,992
New Jersey — 2.0%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/19	11,120	12,218,100
New York — 9.0%
City of New York New York, GO:
Series E, 5.00%, 8/01/24	3,990	4,642,605
Sub-Series B-1, 5.25%, 9/01/22	8,250	9,750,180
New York City Municipal Water & Sewer Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	8,000	8,746,240
New York State Urban Development Corp., RB, State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/34	10,000	10,608,300
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,221,416
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	11,101	12,175,934
Suffolk County Water Authority, Refunding RB, New York Water System, 3.00%, 6/01/25	3,242	3,295,935
		55,440,610
Washington — 1.9%
Snohomish County School District No. 15 — Edmonds Washington, GO, (NPFGC), 5.00%, 12/01/19	10,000	11,516,800
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.2%		155,658,272
Total Long-Term Investments (Cost — $913,600,488) — 159.3%		983,480,927

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.09% (h)(i)	3,601	$3,601,217
Total Short-Term Securities (Cost — $3,601,217) — 0.6%		3,601,217
Total Investments (Cost — $917,201,705) — 159.9%		987,082,144
Liabilities in Excess of Other Assets — (0.2)%		(1,078,578)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.2)%		(81,466,452)
VRDP Shares, at Liquidation Value — (46.5)%		(287,100,000)
Net Assets Applicable to Common Shares — 100.0%		$617,437,114

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global	$9,792,615	$30,081
Goldman Sachs	$1,280,015	$9,371
Wells Fargo Securities	$2,234,540	$23,540

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	9,713,431	(6,112,214)	3,601,217	$4,294

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
720	10-Year US	Chicago Board	June 2012	$95,242,500	$(1,393,556)
	Treasury Note	of Trade

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$983,480,927	—	$983,480,927
Short-Term Securities	$3,601,217	—	—	3,601,217
Total	$3,601,217	$983,480,927	—	$987,082,144

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,393,556)	—	—	$(1,393,556)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	43

Schedule of Investments April 30, 2012	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.3%
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	$1,490	$1,470,139
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	3,025	2,991,392
		4,461,531
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,860	1,840,061
5.00%, 6/01/46	2,250	1,703,385
		3,543,446
Arizona — 0.9%
Maricopa County IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,000	689,350
Pima County IDA, RB:
6.75%, 7/01/21	310	310,366
Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	1,900	1,900,380
Pima County IDA, Refunding RB, Charter Schools, 6.75%, 7/01/21	155	156,719
		3,056,815
California — 13.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,715,969
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,490,488
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,383,843
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,200	2,347,026
City of Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	800	881,448
City of Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	5,930	6,440,395
San Marcos Unified School District, CAB, GO, Election of 2010, Series B (a)(b):
5.61%, 8/01/41	5,000	1,016,700
5.62%, 8/01/42	2,000	384,000
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	3,003,765
6.50%, 4/01/33	14,925	18,187,605
5.00%, 10/01/41	3,050	3,247,884
		43,099,123
Colorado — 1.9%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,236,872
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	60	60,353
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	3,300	3,408,735
Subordinate, 8.13%, 12/01/25	820	803,067
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	926,017
		6,435,044

Municipal Bonds	Par (000)	Value
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	$1,375	$1,479,486
Wesleyan University, 5.00%, 7/01/35	3,385	3,765,779
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	829,445
		6,074,710
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,125	1,218,172
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	4,196,747
		5,414,919
District of Columbia — 2.1%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	6,590	2,096,543
CAB, Second Senior Lien, Series B (AGC), 7.08%, 10/01/34 (a)	4,830	1,437,649
CAB, Second Senior Lien, Series B (AGC), 7.10%, 10/01/35 (a)	6,515	1,816,317
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,614,315
		6,964,824
Florida — 3.8%
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	2,225	2,274,684
Series A-1, 5.38%, 10/01/41	1,165	1,287,278
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (c)(d)	2,350	1,234,855
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,692,392
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,265	2,625,520
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	923,208
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,175	763,797
Preserve at Wilderness Lake Community Development District, RB, Series A, 7.10%, 5/01/33	840	848,551
		12,650,285
Georgia — 4.2%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	140,575
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	1,995,180
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series A, 5.00%, 7/01/39	3,465	3,759,837
Municipal Electric Authority of Georgia, RB:
Series W, 6.60%, 1/01/18 (e)(f)	380	406,144
Series W, 6.60%, 1/01/18	5,520	6,225,898
Series X, 6.50%, 1/01/20	1,205	1,427,551
		13,955,185
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	1,355	1,494,809

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 16.2%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	$2,110	$2,384,996
5.00%, 12/01/41	695	747,570
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien, Series C (AGM), 6.50%, 1/01/41	5,865	7,034,540
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	820	912,611
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	838,320
City of Chicago Illinois, Tax Allocation Bonds, Kingsbury Redevelopment Project, Series A, 6.57%, 2/15/13	300	300,162
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,164,209
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,777,600
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	530	540,960
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	470	429,420
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,540	1,666,249
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37 (b)	970	1,054,322
Ascension Health, Series A, 5.00%, 11/15/42 (b)	1,765	1,908,194
Central DuPage Health, Series B, 5.50%, 11/01/39	1,610	1,761,920
Friendship Village of Schaumburg, Series A, 5.63%, 2/15/37	250	225,620
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	3,150	3,281,072
Series B-2, 5.00%, 6/15/50	2,500	2,603,150
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,335	1,525,598
6.00%, 6/01/28	1,140	1,293,626
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,260	1,525,910
Series A (NPFGC), 6.70%, 11/01/21	7,000	8,434,930
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,126,675
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	693,126
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	2,800	2,802,660
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,450	1,423,407
		53,456,847
Indiana — 2.4%
Indiana Finance Authority, RB:
Parkview Health System, Series A, 5.75%, 5/01/31	3,295	3,648,389
Sisters of St. Francis Health, 5.25%, 11/01/39	840	903,538
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,580	1,761,257
Indiana Finance Authority, Refunding RB, Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,568,685
		7,881,869
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	1,950	2,169,122
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,660	1,768,614

Municipal Bonds	Par (000)	Value
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	$1,010	$1,155,531
Louisiana — 4.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,320	3,726,268
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	7,500	7,509,600
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,627,612
		14,863,480
Maine — 0.3%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	885	988,085
Maryland — 2.7%
County of Montgomery Maryland, GO, West Germantown Development District, Senior Series A (Radian), 6.70%, 7/01/27	1,155	1,180,953
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,517,925
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	461,357
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	830	868,777
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	1,000	1,222,700
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51 (b)	3,300	3,562,284
		8,813,996
Massachusetts — 3.5%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,805	1,924,563
Massachusetts HFA, RB, AMT:
S/F, Series 130, 5.00%, 12/01/32	2,720	2,776,821
Series A, 5.20%, 12/01/37	2,895	2,971,544
Massachusetts HFA, Refunding HRB, AMT:
Series D, 4.85%, 6/01/40	1,770	1,790,178
Series F, 5.70%, 6/01/40	2,130	2,240,738
		11,703,844
Michigan — 7.3%
City of Detroit Michigan, RB, Senior Lien, Water Supply System, Series A, 5.25%, 7/01/41	3,075	3,135,301
City of Detroit Michigan, RB, Series B, Senior Lien, (AGM), 7.50%, 7/01/33	910	1,140,285
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,492,525
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	6,850	7,083,790
McLaren Health Care, 5.75%, 5/15/38	8,560	9,414,630
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,780,352
		24,046,883

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	45

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Minnesota — 2.8%
Rochester Minnesota Health Care Facilities, RB, Mayo Clinic, 4.00%, 11/15/41	$1,000	$991,420
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B:
5.25%, 3/01/25	4,495	5,062,494
5.25%, 3/01/31	3,015	3,316,259
		9,370,173
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,361,740
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,185,153
		4,546,893
Nebraska — 0.7%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 9/01/37	825	857,670
5.00%, 9/01/42	1,445	1,449,537
		2,307,207
Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	535	552,468
New Jersey — 3.5%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	3,000	3,007,200
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/23	975	1,093,180
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (c)(d)	1,680	17
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,105	1,214,561
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,635	1,863,802
Series B, 5.25%, 6/15/36	2,460	2,748,853
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,860	1,758,760
		11,686,373
New York — 8.8%
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	9,405	11,921,966
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,205	1,318,523
New York City Industrial Development Agency, RB:
British Airways Plc Project, 7.63%, 12/01/32	1,920	1,982,400
Series C, 6.80%, 6/01/28	690	709,134
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	890	894,370
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,361,692
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,220	1,358,263
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,165	1,304,555
6.00%, 12/01/42	1,250	1,385,450
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	1,000	1,004,910
		29,241,263

Municipal Bonds	Par (000)	Value
North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	$1,675	$1,408,357
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,506,162
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	2,000	2,022,680
		4,937,199
Oregon — 0.2%
City of Tigard Washington County Oregon, RB, Water System (b):
5.00%, 8/01/37	250	279,318
5.00%, 8/01/42	295	328,792
		608,110
Pennsylvania — 2.5%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	2,205	1,837,757
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.13%, 1/01/25	880	886,626
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	420	416,396
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	1,890	2,062,066
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,000	1,792,540
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,607
		8,261,992
Puerto Rico — 3.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
5.13%, 7/01/37	345	344,248
5.25%, 7/01/42	570	568,244
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	4,255	4,988,775
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 6.25%, 8/01/39 (a)	18,670	4,133,351
		10,034,618
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,601,506
South Carolina State Public Service Authority, Refunding RB:
5.00%, 12/01/36	1,540	1,710,801
Series D, 5.00%, 12/01/43	2,100	2,296,539
		7,608,846
Tennessee — 0.4%
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/24	1,000	1,000,100
Rutherford County Health & Educational Facilities Board, Refunding RB, Ascension Health, Series C, 5.00%, 11/15/47 (b)	210	226,691
		1,226,791

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 10.3%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	$1,500	$213,360
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,000	3,034,080
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	2,140	2,359,371
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,510	1,699,686
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,820	4,858,319
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	2,000	2,387,040
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	7,000	7,896,070
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,950	4,594,877
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,440,670
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,080	3,519,147
		34,002,620
Virginia — 2.7%
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	500	505,750
5.13%, 10/01/42	3,440	3,468,174
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, Senior Lien, Elizabeth River:
5.25%, 1/01/32	1,615	1,658,427
6.00%, 1/01/37	1,830	1,988,039
5.50%, 1/01/42	1,155	1,188,264
		8,808,654
Washington — 2.1%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,980	2,522,777
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,356,750
		6,879,527
Wisconsin — 4.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,594,124
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	2,465	2,684,311
SynergyHealth Inc., 6.00%, 11/15/32	2,215	2,276,112
		13,554,547
Total Municipal Bonds — 117.1%		387,626,243

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	$2,450	$2,656, 802
California — 6.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,666,481
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	2,610	2,961,228
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,571,578
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,235,957
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	9,480	10,470,470
		20,905,714
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.50%, 7/01/34	2,129	2,383,054
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,712,440
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,243,405
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,320	1,439,261
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,273,200
		4,712,461
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	2,290	2,493,604
Massachusetts — 4.9%
Massachusetts School Building Authority, RB:
Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	4,530	5,076,952
Sales Tax Revenue, Series A (AGM), 5.00%, 8/15/30	10,000	11,062,000
		16,138,952
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	2,009	2,309,168
New York — 11.7%
Hudson New York Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47	1,610	1,816,838
New York City Municipal Water & Sewer Finance Authority, RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	1,575	1,799,347
New York City Municipal Water & Sewer Finance Authority, Refunding RB, Water & Sewer System, Series DD, 5.00%, 6/15/37	6,299	6,801,263
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	2,459	2,731,899
New York Liberty Development Corp., RB, 5.25%, 12/15/43	10,740	12,068,001
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51	6,440	7,310,108
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	5,789	6,275,281
		38,802,737

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	47

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, RB, Duke University Project, Series A, 5.00%, 10/01/41	$6,239	$6,681,215
Ohio — 5.4%
Ohio Higher Educational Facility Commission, RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,597,496
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	13,843	15,259,811
		17,857,307
South Carolina — 1.7%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,995	5,625,519
Texas — 3.2%
Harris County Metropolitan Transit Authority, RB, Sales and Use Tax Bonds, Series A, 5.00%, 11/01/41	3,400	3,751,424
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,451	3,571,478
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	2,743	3,065,220
		10,388,122
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,774	2,973,487
Washington — 5.6%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,509,250
5.00%, 11/01/36	4,000	4,407,400
(AGM), 5.00%, 11/01/32	7,693	8,647,554
		18,564,204
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,499	2,716,471
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.8%		168,164,662
Total Long-Term Investments (Cost — $508,336,982) — 167.9%		555,790,905

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (h)(i)	40,158	40,158

	Par (000)
Connecticut Housing Finance Authority, RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.25%, 5/01/12 (j)	$5,200	5,200,000
Total Short-Term Securities (Cost — $5,240,158) — 1.6%		5,240,158
Total Investments (Cost — $513,577,140) — 169.5%		561,031,063
Liabilities in Excess of Other Assets — (0.4)%		(1,506,458)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.8)%		(88,583,620)
VMTP Shares, at Liquidation Value — (42.3)%		(140,000,000)
Net Assets Applicable to Common Shares — 100.0%		$330,940,985

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$6,751,491	$62,530
Stone & Youngberg LLC	$1,400,700	$30,760
Wells Fargo Securities	$608,110	$7,194

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	5,653,323	(5,613,165)	40,158	$1,191

(i)	Represents the current yield as of report date.

(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
285	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$37,700,156	$(470,479)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$555,790,905	—	$555,790,905
Short-Term Securities	$40,158	5,200,000	—	5,240,158
Total	$40,158	$560,990,905	—	$561,031,063

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(470,479)	—	—	$(470,479)

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	49

Statements of Assets and Liabilities

April 30, 2012	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Assets
Investments at value — unaffiliated[1]	$531,232,027	$554,930,379	$385,418,062	$284,051,492	$316,790,218	$983,480,927	$560,990,905
Investments at value — affiliated[2]	3,404,970	9,127,957	22,614	27,550	22,670	3,601,217	40,158
Cash pledged as collateral for financial futures contracts	370,000	264,000	278,000	209,000	254,000	951,000	377,000
Interest receivable	8,948,238	7,798,745	5,640,113	3,989,170	4,205,777	13,240,139	8,635,069
Investments sold receivable	10,230,424	1,990,817	6,213,918	3,486,658	713,190	195,000	2,525,528
Deferred offering costs	—	254,046	137,893	122,611	141,793	1,058,264	175,073
Prepaid expenses	23,186	109,260	15,385	11,218	7,620	325,624	12,732
Total assets	554,208,845	574,475,204	397,725,985	291,897,699	322,135,268	1,002,852,171	572,756,465

Accrued Liabilities
Bank overdraft	—	11,875	—	—	—	23,924	—
Investments purchased payable	8,420,545	3,497,753	6,676,914	4,831,759	2,724,837	13,251,945	10,948,945
Income dividends payable — Common Shares	2,233,870	1,709,027	1,286,018	933,761	959,993	2,722,770	1,893,191
Investment advisory fees payable	242,294	231,349	173,748	127,742	130,281	441,875	226,501
Variation margin payable	35,000	25,000	26,250	19,750	24,000	90,000	35,625
Interest expense and fees payable	28,474	39,968	27,367	21,575	16,911	37,441	43,747
Officer’s and Directors’ fees payable	2,969	5,047	3,606	2,582	2,701	144,521	4,753
Other accrued expenses payable	137,668	156,070	84,690	62,957	78,284	172,889	122,845
Total accrued liabilities	11,100,820	5,676,089	8,278,593	6,000,126	3,937,007	16,885,365	13,275,607

Other Liabilities
TOB trust certificates	61,510,427	69,282,084	61,757,895	48,273,237	41,631,272	81,429,692	88,539,873
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—	—	287,100,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000	87,000,000	—	140,000,000
Total other liabilities	61,510,427	211,782,084	145,457,895	103,273,237	128,631,272	368,529,692	228,539,873
Total liabilities	72,611,247	217,458,173	153,736,488	109,273,363	132,568,279	385,415,057	241,815,480
Net Assets Applicable to Common Shareholders	$481,597,598	$357,017,031	$243,989,497	$182,624,336	$189,566,989	$617,437,114	$330,940,985

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,397,343	$315,235,026	$209,408,538	$154,696,048	$174,729,963	$541,201,305	$284,512,904
Undistributed net investment income	2,005,206	6,013,515	4,428,518	4,100,642	3,210,440	9,173,694	5,961,823
Undistributed net realized gain (accumulated net realized loss)	(18,667,874)	(10,099,972)	1,557,594	292,514	(12,475,401)	(1,424,768)	(6,517,186)
Net unrealized appreciation/depreciation	18,862,923	45,868,462	28,594,847	23,535,132	24,101,987	68,486,883	46,983,444
Net Assets Applicable to Common Shareholders	$481,597,598	$357,017,031	$243,989,497	$182,624,336	$189,566,989	$617,437,114	$330,940,985
Net asset value, per Common Share	$13.47	$12.12	$17.36	$16.23	$14.61	$16.21	$15.91

[1] Investments at cost — unaffiliated	$511,888,916	$508,744,974	$356,477,097	$260,255,185	$292,402,866	$913,600,488	$513,536,982
[2] Investments at cost — affiliated	$3,404,970	$9,127,957	$22,614	$27,550	$22,670	$3,601,217	$40,158
[3] VRDP/VMTP Shares outstanding, par value $0.10 per share	—	1,425	837	550	870	2,871	1,400
[4] Preferred Shares authorized	—	7,480	5,000	3,480	5,360	15,671	7,000
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value par value	35,741,923	29,465,984	14,054,846	11,250,134	12,972,879	38,080,693	20,804,301

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2012

Statements of Operations

Year Ended April 30, 2012	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Investment Income
Interest	$30,837,784	$25,994,106	$18,846,828	$13,838,159	$14,002,616	$43,805,459	$27,468,304
Income — affiliated	1,157	1,136	1,738	535	2,001	4,294	1,191
Total income	30,838,941	25,995,242	18,848,566	13,838,694	14,004,617	43,809,753	27,469,495

Expenses
Investment advisory	2,721,086	2,696,196	1,970,591	1,444,180	1,639,192	5,183,737	2,586,199
Liquidity fees	—	1,085,883	—	—	—	3,557,673	—
Professional	177,499	160,710	166,236	103,994	105,897	155,712	129,122
Accounting services	97,462	98,876	73,980	61,399	59,512	144,320	96,699
Remarketing fees on Preferred Shares	—	154,993	86,472	56,687	88,002	291,088	154,568
Transfer agent	68,504	46,253	50,931	37,595	36,000	55,193	58,315
Officer and Directors	48,892	45,822	31,096	23,416	24,340	85,195	41,881
Custodian	25,876	28,914	18,141	13,749	16,581	44,684	25,137
Printing	16,025	21,868	18,351	10,292	10,470	36,820	20,950
Registration	10,320	17,134	9,472	15,659	9,262	26,261	9,737
Miscellaneous	32,741	135,523	38,409	36,348	31,893	117,972	64,399
Total expenses excluding interest expense, fees and amortization of offering costs	3,198,405	4,492,172	2,463,679	1,803,319	2,021,149	9,698,655	3,187,007
Interest expense, fees and amortization of offering costs[1]	325,336	1,167,027	721,213	512,942	614,956	1,346,094	1,123,241
Total expenses	3,523,741	5,659,199	3,184,892	2,316,261	2,636,105	11,044,749	4,310,248
Less fees waived by advisor	(2,291)	(4,467)	(2,427)	(1,250)	(145,255)	(9,017)	(3,241)
Total expenses after fees waived	3,521,450	5,654,732	3,182,465	2,315,011	2,490,850	11,035,732	4,307,007
Net investment income	27,317,491	20,340,510	15,666,101	11,523,683	11,513,767	32,774,021	23,162,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,320,166	1,409,802	2,384,317	1,361,493	2,460,809	4,876,167	4,428,525
Financial futures contracts	(1,193,801)	(2,084,916)	(1,227,256)	(879,309)	(764,976)	(1,700,081)	(2,077,178)
	7,126,365	(675,114)	1,157,061	482,184	1,695,833	3,176,086	2,351,347
Net change in unrealized appreciation/depreciation on:
Investments	40,364,255	54,105,070	36,355,566	27,093,987	26,163,103	64,561,493	47,668,286
Financial futures contracts	(175,468)	129,630	53,171	38,292	(127,751)	(652,770)	65,409
	40,188,787	54,234,700	36,408,737	27,132,279	26,035,352	63,908,723	47,733,695
Total realized and unrealized gain	47,315,152	53,559,586	37,565,798	27,614,463	27,731,185	67,084,809	50,085,042

Dividends to AMPS Shareholders From
Net investment loss	—	(86,943)	(208,121)	(87,811)	(137,099)	—	(473,170)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$74,632,643	$73,813,153	$53,023,778	$39,050,335	$39,107,853	$99,858,830	$72,774,360

[1]	Related to TOBs, VRDP and/or VMTP shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	51

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$27,317,491	$17,901,566	$20,340,510	$21,566,988
Net realized gain (loss)	7,126,365	(1,468,023)	(675,114)	(915,429)
Net change in unrealized appreciation/depreciation	40,188,787	(8,573,199)	54,234,700	(17,353,928)
Dividends to AMPS Shareholders from net investment income	—	—	(86,943)	(895,488)
Net increase in net assets applicable to Common Shareholders resulting from operations	74,632,643	7,860,344	73,813,153	2,402,143

Dividends to Common Shareholders From
Net investment income	(26,925,856)	(17,952,389)	(20,207,814)	(20,117,032)

Capital Share Transactions
Value of Common Shares issued from reorganization	—	176,471,885	—	—
Reinvestment of common dividends	—	679,731	147,962	895,425
Net increase in net assets applicable to Common Shareholders derived from capital share transactions	—	177,151,616	147,962	895,425

Net Assets
Total increase (decrease) in net assets applicable to Common Shareholders	47,706,787	167,059,571	53,753,301	(16,819,464)
Beginning of year	433,890,811	266,831,240	303,263,730	320,083,194
End of year	$481,597,598	$433,890,811	$357,017,031	$303,263,730
Undistributed net investment income	$2,005,206	$1,662,370	$6,013,515	$5,981,672

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$15,666,101	$15,853,128	$11,523,683	$11,489,662
Net realized gain	1,157,061	798,443	482,184	592,853
Net change in unrealized appreciation/depreciation	36,408,737	(14,759,280)	27,132,279	(10,389,967)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(208,121)	(425,020)	(87,811)	(217,592)
Net realized gain	—	(45,016)	—	(16,958)
Net increase in net assets applicable to Common Shareholders resulting from operations	53,023,778	1,422,255	39,050,335	1,457,998

Dividends and Distributions to Common Shareholders From
Net investment income	(15,317,116)	(14,941,651)	(11,059,908)	(10,870,379)
Net realized gain	—	(1,505,648)	—	(807,254)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(15,317,116)	(16,447,299)	(11,059,908)	(11,677,633)

Capital Share Transactions
Reinvestment of common dividends and distributions	914,394	1,260,083	375,140	756,581

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	38,621,056	(13,764,961)	28,365,567	(9,463,054)
Beginning of year	205,368,441	219,133,402	154,258,769	163,721,823
End of year	$243,989,497	$205,368,441	$182,624,336	$154,258,769
Undistributed net investment income	$4,428,518	$4,260,439	$4,100,642	$3,703,185

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$11,513,767	$11,766,913	$32,774,021	$36,232,994
Net realized gain (loss)	1,695,833	(1,327,071)	3,176,086	2,847,724
Net change in unrealized appreciation/depreciation	26,035,352	(9,676,582)	63,908,723	(14,744,868)
Dividends to AMPS Shareholders from net investment income	(137,099)	(360,146)	—	(3,940,263)
Net increase in net assets applicable to Common Shareholders resulting from operations	39,107,853	403,114	99,858,830	20,395,587

Dividends to Common Shareholders From
Net investment income	(11,509,551)	(11,484,081)	(32,680,904)	(32,019,140)

Capital Share Transactions
Reinvestment of common dividends	249,057	823,393	742,887	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	27,847,359	(10,257,574)	67,920,813	(11,623,553)
Beginning of year	161,719,630	171,977,204	549,516,301	561,139,854
End of year	$189,566,989	$161,719,630	$617,437,114	$549,516,301
Undistributed net investment income	$3,210,440	$3,342,889	$9,173,694	$9,402,200

			BlackRock MuniVest Fund II, Inc. (MVT)
			Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:			2012	2011
Operations
Net investment income			$23,162,488	$23,494,758
Net realized gain (loss)			2,351,347	(1,604,962)
Net change in unrealized appreciation/depreciation			47,733,695	(18,706,944)
Dividends to AMPS Shareholders from net investment income			(473,170)	(921,768)
Net increase in net assets applicable to Common Shareholders resulting from operations			72,774,360	2,261,084

Dividends to Common Shareholders From
Net investment income			(22,158,463)	(21,675,139)

Capital Share Transactions
Reinvestment of common dividends			2,041,162	2,232,641

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders			52,657,059	(17,181,414)
Beginning of year			278,283,926	295,465,340
End of year			$330,940,985	$278,283,926
Undistributed net investment income			$5,961,823	$5,996,321

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	53

Statements of Cash Flows

Year Ended April 30, 2012	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$73,900,096	$53,231,899	$39,138,146	$39,244,952	$99,858,830	$73,247,530
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(74,756)	44,998	7,083	(5,922)	795,852	53,961
(Increase) decrease in cash pledged as collateral for financial futures contracts	66,000	17,000	11,000	(134,000)	(406,000)	18,000
Decrease in other assets	—	—	—	—	103,224	—
Increase (decrease) in variation margin payable	(6,875)	(2,250)	(1,625)	3,375	37,125	(2,625)
Decrease in income receivable — affiliated	—	—	—	—	279	—
(Increase) decrease in prepaid expenses	(79,248)	287	6,521	4,426	(263,795)	6,900
Increase (decrease) in investment advisory fees payable	19,119	20,152	15,615	17,067	24,699	24,920
Decrease in interest expense and fees payable	(18,388)	(4,212)	(3,318)	(5,894)	(13,188)	(6,396)
Increase (decrease) in other accrued expenses payable	(143,161)	(914)	(5,477)	(11,093)	(13,723)	3,400
Decrease in offering costs payable	(68,382)	—	—	—	(317,772)	—
Increase in Officer’s and Directors’ fees payable	4,102	2,738	2,184	2,196	38,105	3,580
Net realized and unrealized gain on investments	(55,514,872)	(38,739,883)	(28,455,480)	(28,623,912)	(69,437,660)	(52,096,811)
Amortization of premium and accretion of discount on investments	(760,330)	(375,656)	(628,720)	532,093	1,238,552	(64,984)
Amortization of deferred offering costs	347,288	13,994	9,670	14,417	37,900	19,704
Proceeds from sales of long-term investments	112,283,804	61,491,723	44,040,955	87,686,248	253,518,358	65,457,221
Purchases of long-term investments	(111,269,995)	(86,067,373)	(63,155,159)	(100,921,806)	(274,025,250)	(96,081,657)
Net proceeds from sales (purchases) of short-term securities	(5,657,003)	6,846,901	5,302,139	3,779,414	6,112,214	3,668,165
Cash provided by (used for) operating activities	13,027,399	(3,520,596)	(3,716,466)	1,581,561	17,287,750	(5,749,092)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	14,653,676	23,740,273	18,606,053	10,949,348	20,137,082	31,535,127
Cash payments for TOB trust certificates	(6,954,499)	(5,470,000)	(3,950,000)	(983,490)	(5,316,202)	(5,040,030)
Cash payments on redemption of AMPS	(142,575,000)	(83,700,000)	(55,050,000)	(87,000,000)	—	(140,000,000)
Cash receipts from issuance of VMTP Shares	—	83,700,000	55,000,000	87,000,000	—	140,000,000
Cash receipts from issuance of VRDP Shares	142,500,000	—	—	—	—	—
Cash payments for offering costs	(532,952)	(151,887)	(132,281)	(156,210)	(51,957)	(194,777)
Cash dividends paid to Common Shareholders	(20,029,655)	(14,383,554)	(10,665,911)	(11,259,175)	(31,934,745)	(20,052,968)
Cash dividends paid to Preferred Shareholders	(100,497)	(213,782)	(91,395)	(141,409)	—	(498,260)
Increase (decrease) in bank overdraft	11,528	(454)	—	—	(121,928)	—
Cash provided by (used for) financing activities	(13,027,399)	3,520,596	3,716,466	(1,590,936)	(17,287,750)	5,749,092

Cash
Net increase (decrease) in cash	—	—	—	(9,375)	—	—
Cash at beginning of year	—	—	—	9,375	—	—
Cash at end of year	—	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest	$838,127	$711,431	$506,590	$606,433	$1,321,382	$1,109,933

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$147,962	$914,394	$375,140	$249,057	$742,887	$2,041,162

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

				Period June 1, 2008 to April 30, 2009
					Year Ended May 31,
	Year Ended April 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.14	$12.63	$10.59	$12.79	$13.87	$13.65
Net investment income[1]	0.76	0.73	0.80	0.72	0.78	0.82
Net realized and unrealized gain (loss)	1.32	(0.46)	2.06	(2.18)	(1.04)	0.24
Net increase (decrease) from investment operations	2.08	0.27	2.86	(1.46)	(0.26)	1.06
Dividends and distributions from:
Net investment income	(0.75)	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)
Net realized gain	—	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.75)	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)
Net asset value, end of period	$13.47	$12.14	$12.63	$10.59	$12.79	$13.87
Market price, end of period	$13.15	$11.27	$12.65	$10.91	$13.35	$15.29

Total Investment Return[3]
Based on net asset value	17.90%	2.31%	27.72%	(11.29)%[4]	(1.90)%	7.72%
Based on market price	23.99%	(5.17)%	24.17%	(12.45)%[4]	(7.12)%	14.71%

Ratios to Average Net Assets
Total expenses	0.77%	0.78%	0.72%	0.77%[5]	0.70%	0.68%
Total expenses after fees waived and paid indirectly	0.77%	0.78%	0.72%	0.76%[5]	0.69%	0.68%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.70%	0.74%	0.67%	0.70%[5]	0.66%	0.68%
Net investment income	6.00%	6.07%	6.72%	7.13%[5]	5.81%	5.91%

Supplemental Data
Net assets, end of period (000)	$481,598	$433,891	$266,831	$221,899	$266,913	$287,367
Portfolio turnover	28%	24%	44%	23%	23%	25%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	55

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

				Period February 1, 2009 to April 30, 2009
					Year Ended January 31,
	Year Ended April 30,
	2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.90	$9.77	$9.15	$11.16	$11.55
Net investment income[1]	0.69	0.73	0.75	0.18	0.72	0.78
Net realized and unrealized gain (loss)	1.82	(0.62)	1.04	0.58	(2.02)	(0.41)
Dividends to AMPS shareholders from net investment income	(0.00)[2]	(0.03)	(0.03)	(0.01)	(0.19)	(0.24)
Net increase (decrease) from investment operations	2.51	0.08	1.76	0.75	(1.49)	0.13
Dividends to Common Shareholders from net investment income	(0.69)	(0.68)	(0.63)	(0.13)	(0.52)	(0.52)
Net asset value, end of period	$12.12	$10.30	$10.90	$9.77	$9.15	$11.16
Market price, end of period	$11.66	$9.99	$10.81	$8.88	$8.31	$10.66

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	25.12%	0.78%	18.76%	8.40%[4]	(13.19)%	1.44%
Based on market price	24.11%	(1.44)%	29.59%	8.48%[4]	(17.46)%	3.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.70%	1.24%	1.20%	1.46%[6]	1.77%	1.72%
Total expenses after fees waived and paid indirectly[5]	1.70%	1.24%	1.20%	1.45%[6]	1.76%	1.72%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.35%[8]	1.09%	1.04%	1.22%[6]	1.18%	1.08%
Net investment income[5]	6.12%	6.89%	7.17%	7.72%[6]	7.43%	6.85%
Dividends to AMPS Shareholders	0.03%	0.29%	0.32%	0.56%[6]	1.92%	2.08%
Net investment income to Common Shareholders	6.09%	6.60%	6.85%	7.16%[6]	5.51%	4.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$357,017	$303,264	$320,083	$287,078	$368,689	$327,711
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$142,575	$142,575	$158,850	$158,850	$187,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500	—	—	—	—	—
Portfolio turnover	22%	9%	23%	6%	24%	18%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$78,179	$81,128	$70,185	$67,294	$68,834
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$350,538	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.67	$15.75	$13.27	$15.20	$16.51
Net investment income[1]	1.12	1.14	1.13	1.07	1.16
Net realized and unrealized gain (loss)	2.67	(1.01)	2.39	(1.94)	(1.20)
Dividends and distributions to AMPS shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)	(0.18)	(0.31)
Net realized gain	—	(0.00)[2]	(0.00)[2]	(0.01)	(0.03)
Net increase (decrease) from investment operations	3.78	0.10	3.49	(1.06)	(0.38)
Dividends and distributions to Common Shareholders from:
Net investment income	(1.09)	(1.07)	(0.99)	(0.85)	(0.85)
Net realized gain	—	(0.11)	(0.02)	(0.02)	(0.08)
Total dividends and distributions to Common Shareholders	(1.09)	(1.18)	(1.01)	(0.87)	(0.93)
Net asset value, end of year	$17.36	$14.67	$15.75	$13.27	$15.20
Market price, end of year	$18.08	$14.51	$15.70	$11.97	$14.77

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	26.57%	0.57%	27.31%	(6.24)%	(2.08)%
Based on market price	33.28%	(0.21)%	40.68%	(12.97)%	(4.74)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.41%	1.28%	1.25%	1.65%	1.56%
Total expenses after fees waived and paid indirectly[4]	1.41%	1.28%	1.25%	1.64%	1.56%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.09%[6]	1.13%	1.11%	1.25%	1.20%
Net investment income[4]	6.95%	7.41%	7.67%	7.98%	7.27%
Dividends to AMPS Shareholders	0.09%	0.20%	0.24%	1.32%	1.96%
Net investment income to Common Shareholders	6.86%	7.21%	7.43%	6.66%	5.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$243,989	$205,368	$219,133	$184,685	$211,429
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$83,700	$83,700	$91,925	$125,000
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	—	—	—	—
Portfolio turnover	19%	15%	41%	19%	30%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$86,342	$90,454	$75,230	$67,294
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$391,505	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effects of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	57

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

				Period August 1, 2008 to April 30, 2009
					Year Ended July 31,
	Year Ended April 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.74	$14.65	$12.47	$13.66	$14.78	$14.82
Net investment income[1]	1.03	1.03	1.02	0.72	1.04	1.05
Net realized and unrealized gain (loss)	2.45	(0.88)	2.08	(1.22)	(1.14)	(0.05)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.02)	(0.10)	(0.26)	(0.27)
Net realized gain	—	(0.00)[2]	—	—	—	—
Net increase (decrease) from investment operations	3.47	0.13	3.08	(0.60)	(0.36)	0.73
Dividends and distributions to Common Shareholders from:
Net investment income	(0.98)	(0.97)	(0.90)	(0.59)	(0.76)	(0.77)
Net realized gain	—	(0.07)	—	—	—	—
Total dividends and distributions to Common Shareholders	(0.98)	(1.04)	(0.90)	(0.59)	(0.76)	(0.77)
Net asset value, end of period	$16.23	$13.74	$14.65	$12.47	$13.66	$14.78
Market price, end of period	$16.46	$13.35	$14.68	$11.33	$13.01	$13.99

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	26.08%	0.92%	25.71%	(3.55)%[4]	(2.30)%	5.08%
Based on market price	31.60%	(2.14)%	38.64%	(7.99)%[4]	(1.69)%	4.39%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.37%	1.23%	1.25%	1.60%[6]	1.55%	1.63%
Total expenses after fees waived[5]	1.37%	1.23%	1.25%	1.60%[6]	1.55%	1.63%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.07%[8]	1.07%	1.10%	1.22%[6]	1.18%	1.19%
Net investment income[5]	6.81%	7.18%	7.41%	7.84%[6]	7.07%	6.97%
Dividends to AMPS Shareholders	0.05%	0.14%	0.16%	1.07%[6]	1.79%	1.82%
Net investment income to Common Shareholders	6.76%	7.04%	7.25%	6.77%[6]	5.28%	5.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$182,624	$154,259	$163,722	$139,377	$152,633	$165,185
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$55,050	$55,050	$61,000	$61,000	$87,000
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000	—	—	—	—	—
Portfolio turnover	18%	15%	41%	19%	28%	15%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$95,056	$99,353	$81,123	$87,562	$72,478
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$432,044	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.48	$13.34	$12.27	$13.31	$14.10
Net investment income[1]	0.89	0.91	0.94	0.93	1.05
Net realized and unrealized gain (loss)	2.14	(0.85)	0.97	(1.20)	(0.87)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.19)	(0.38)
Net increase (decrease) from investment operations	3.02	0.03	1.88	(0.46)	(0.20)
Dividends to Common Shareholders from net investment income	(0.89)	(0.89)	(0.81)	(0.58)	(0.59)
Net asset value, end of year	$14.61	$12.48	$13.34	$12.27	$13.31
Market price, end of year	$14.52	$12.31	$13.40	$10.87	$11.97

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	24.96%	0.21%	16.05%	(2.52)%	(0.95)%
Based on market price	25.90%	(1.60)%	31.59%	(3.97)%	(4.34)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.49%	1.34%	1.36%	1.88%	1.64%
Total expenses after fees waived[3]	1.41%	1.25%	1.20%	1.65%	1.51%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[3,4]	1.06%[5]	1.10%	1.04%	1.17%	1.27%
Net investment income[3]	6.50%	7.04%	7.23%	7.69%	7.72%
Dividends to AMPS Shareholders	0.08%	0.21%	0.24%	1.61%	2.80%
Net investment income to Common Shareholders	6.42%	6.83%	6.99%	6.08%	4.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$189,567	$161,720	$171,977	$158,061	$171,510
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$87,000	$87,000	$94,200	$134,000
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	—	—	—	—
Portfolio turnover	30%	28%	22%	35%	57%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$71,472	$74,420	$66,951	$57,008
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$317,893	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[5]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	59

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

				Period June 1, 2008 to April 30, 2009

	Year Ended April 30,				Year Ended May 31,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.45	$14.75	$13.05	$14.45	$15.10	$15.07
Net investment income[1]	0.86	0.95	1.02	0.89	1.04	1.03
Net realized and unrealized gain (loss)	1.76	(0.31)	1.57	(1.42)	(0.63)	0.18
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.10)	(0.11)	(0.23)	(0.33)	(0.28)
Net realized gain	—	—	—	—	—	(0.04)
Net increase (decrease) from investment operations	2.62	0.54	2.48	(0.76)	0.08	0.89
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.84)	(0.78)	(0.64)	(0.73)	(0.74)
Net realized gain	—	—	—	—	—	(0.12)
Total dividends and distributions to Common Shareholders	(0.86)	(0.84)	(0.78)	(0.64)	(0.73)	(0.86)
Net asset value, end of period	$16.21	$14.45	$14.75	$13.05	$14.45	$15.10
Market price, end of period	$16.45	$13.65	$14.13	$11.77	$13.70	$14.85

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	18.74%	3.86%	19.85%	(4.56)%[3]	0.86%	6.14%
Based on market price	27.56%	2.41%	27.29%	(9.21)%[3]	(2.76)%	8.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.88%	1.45%	1.20%	1.44%[5]	1.30%	1.31%
Total expenses after fees waived and paid indirectly[4]	1.88%	1.43%	1.10%	1.25%[5]	1.07%	1.07%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.65%[7]	1.30%	1.01%	1.02%[5]	0.90%	0.87%
Net investment income[4]	5.58%	6.48%	7.22%	7.46%[5]	6.97%	6.71%
Dividend to AMPS Shareholders	—	0.70%	0.81%	1.94%[5]	2.23%	1.80%
Net investment income to Common Shareholders	5.58%	5.78%	6.41%	5.52%[5]	4.74%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$617,437	$549,516	$561,140	$496,247	$549,415	$574,225
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$287,175	$287,175	$320,000	$320,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100	$287,100	—	—	—	—
Portfolio turnover	27%	21%	29%	13%	14%	12%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$73,857	$68,207	$67,941	$69,875
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$315,060	$291,402	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

				Period November 1, 2008 to April 30, 2009

	Year Ended April 30,				Year Ended October 31,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.47	$14.41	$11.95	$10.95	$14.49	$15.35
Net investment income[1]	1.12	1.14	1.18	0.53	1.12	1.16
Net realized and unrealized gain (loss)	2.41	(0.99)	2.32	0.95	(3.49)	(0.84)
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.04)	(0.05)	(0.05)	(0.32)	(0.32)
Net increase (decrease) from investment operations	3.51	0.11	3.45	1.43	(2.69)	—
Dividends to Common Shareholders from net investment income	(1.07)	(1.05)	(0.99)	(0.43)	(0.85)	(0.86)
Net asset value, end of period	$15.91	$13.47	$14.41	$11.95	$10.95	$14.49
Market price, end of period	$16.75	$13.72	$14.94	$11.65	$9.75	$13.91

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	26.86%	0.73%	29.75%	13.71%[3]	(19.33)%	(0.02)%
Based on market price	31.13%	(1.04)%	37.99%	24.49%[3]	(25.18)%	(9.56)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.41%	1.23%	1.25%	1.51%[5]	1.67%	1.67%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.04%[7]	1.07%	1.10%	1.26%[5]	1.16%	1.12%
Net investment income[4]	7.57%	8.14%	8.72%	9.77%[5]	8.03%	7.74%
Dividends to AMPS Shareholders	0.15%	0.32%	0.36%	0.95%[5]	2.31%	2.11%
Net investment income to Common Shareholders	7.42%	7.82%	8.36%	8.82%[5]	5.72%	5.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$330,941	$278,284	$295,465	$243,583	$223,210	$293,836
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$140,000	$140,000	$150,800	$150,800	$175,000
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000	—	—	—	—	—
Portfolio turnover	13%	16%	30%	9%	49%	43%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$74,698	$77,767	$65,388	$62,019	$67,004
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$336,386	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	61

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Muni-Holdings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Reorganization: The Board and shareholders of MUA and the Board and shareholders of BlackRock Apex Municipal Fund, Inc. (“APX”) approved the reorganization of APX into MUA pursuant to which MUA acquired substantially all of the assets and substantially all of the liabilities of APX in exchange for an equal aggregate value of newly-issued Common Shares of MUA.

Each Common Shareholder of APX received Common Shares of MUA in an amount equal to the aggregate net asset value of such Common Shareholder’s APX Common Shares, as determined at the close of business on February 25, 2011, less the costs of APX’s reorganization (although cash was distributed for any fractional Common Shares).

The reorganization was accomplished by a tax-free exchange of Common Shares of MUA in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of MUA
APX	19,990,638	0.72861057	14,565,391

APX’s net assets and composition of net assets on February 25, 2011, the date of the merger, were as follows:

Target Fund	Net Assets Applicable to Common Shareholders	Paid-in Capital	Undistributed Net Investment Income
APX	$176,471,885	$192,252,646	$670,780

Target Fund		Accumulated Net Realized Loss	Net Unrealized Depreciation
APX		$(8,314,694)	$(8,136,847)

For financial reporting purposes, assets received and shares issued by MUA were recorded at fair value; however, the cost basis of the investments received from APX was carried forward to align ongoing reporting of MUA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MUA immediately after the acquisition amounted to $433,042,831. APX’s fair value and cost of investments prior to the reorganization was $173,035,802 and $181,172,649, respectively.

The purpose of this transaction was to combine two funds managed by the Manager (as defined in Note 3 below) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on February 28, 2011.

Assuming the acquisition had been completed on May 1, 2010, the beginning of the annual reporting period of MUA, the pro forma results of operations for the year ended April 30, 2011, are as follows:

•	Net investment income: $26,815,648

•	Net realized and change in unrealized gain on investments: $(16,410,597)

•	Net increase in net assets applicable to Common Shareholders resulting from operations: $10,405,051

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MUA that have been included in MUA’s Statement of Operations since February 25, 2011.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of

62	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended April 30, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the short-term floating rate certificates as reported in the Funds’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$115,642,317	$61,510,427	0.25% – 0.40%
MEN	$144,293,917	$69,282,084	0.25% – 0.40%
MHD	$116,895,356	$61,757,895	0.22% – 0.40%
MUH	$91,396,926	$48,273,237	0.22% – 0.40%
MUS	$82,099,025	$41,631,272	0.24% – 0.47%
MUI	$155,658,272	$81,429,692	0.20% – 0.40%
MVT	$168,164,662	$88,539,873	0.24% – 0.42%

For the year ended April 30, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$39,509,700	0.82%
MEN	$65,174,093	0.65%
MHD	$49,506,179	0.70%
MUH	$38,623,061	0.69%
MUS	$34,391,779	0.66%
MUI	$70,869,516	0.68%
MVT	$72,112,534	0.70%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash

ANNUAL REPORT	APRIL 30, 2012	63

Notes to Financial Statements (continued)

or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the following periods:

	Year Ended	Period Ended
MUA	April 30, 2012	June 1, 2008 to
	April 30, 2011	April 30, 2009
April 30, 2010

MEN	April 30, 2012	February 1, 2009 to
	April 30, 2011	April 30, 2009
April 30, 2010
January 31, 2009

MHD	April 30, 2012	N/A
April 30, 2011
April 30, 2010
April 30, 2009

MUH	April 30, 2012	August 1, 2008 to
	April 30, 2011	April 30, 2009
April 30, 2010

MUS	April 30, 2012	N/A
April 30, 2011
April 30, 2010
April 30, 2009

MUI	April 30, 2012	June 1, 2008 to
	April 30, 2011	April 30, 2009
April 30, 2010

MVT	April 30, 2012	November 1, 2008
	April 30, 2011	to April 30, 2009
April 30, 2010
October 31, 2008

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: Each fund, except MUA, incurred costs in connection with their issuance of VRDP Shares or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. For

64	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
		Liability Derivatives
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$(480,188)	$(316,943)	$(346,118)	$(261,175)	$(285,365)	$(1,393,556)	$(470,479)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2012
	Net Realized Gain (Loss) From
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial future contracts	$(1,193,801)	$(2,084,916)	$(1,227,256)	$(879,309)	$(764,976)	$(1,700,081)	$(2,077,178)

	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial future contracts	$(175,468)	$129,630	$53,171	$38,292	$(127,751)	$(652,770)	$65,409

For the year ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial future contracts:
Average number of contracts sold	133	103	96	72	77	272	142
Average notional value of contracts sold	$17,403,281	$13,278,281	$12,568,516	$9,338,891	$10,099,438	$35,669,188	$18,496,305

ANNUAL REPORT	APRIL 30, 2012	65

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended April 30, 2012, the waiver was $141,441.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended April 30, 2012, the amounts waived were as follows:

MUA	$2,291
MEN	$4,467
MHD	$2,427
MUH	$1,250
MUS	$3,814
MUI	$9,017
MVT	$3,241

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended April 30, 2012, were as follows:

	Purchases	Sales
MUA	$175,366,677	$136,067,783
MEN	$114,531,590	$114,274,621
MHD	$88,466,749	$67,605,641
MUH	$64,890,845	$47,477,613
MUS	$102,227,829	$88,121,750
MUI	$280,397,606	$251,088,329
MVT	$100,843,731	$67,942,749

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012 attributable to amortization methods on fixed income securities, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts, and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	—	$(364,714)	—	—	—	—	—
Undistributed net investment income	$(48,799)	$(13,910)	$27,215	$21,493	$434	$(321,623)	$(565,353)
Undistributed net realized gain (accumulated net realized loss)	$48,799	$378,624	$(27,215)	$(21,493)	$(434)	$321,623	$565,353

66	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 was as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income	04/30/12	$26,806,448	$21,041,552	$15,837,794	$11,353,000	$12,032,695	$33,498,893	$23,223,910
	04/30/11	17,692,426	21,012,520	15,260,047	11,057,513	11,844,227	36,127,151	22,581,030
Ordinary income	04/30/12	119,408	—	58,968	39,399	—	42,826	25,448
	04/30/11	259,963	—	571,786	88,940	—	14,580	15,877
Long-term capital gains	04/30/12	—	—	—	—	—	—	—
	04/30/11	—	—	1,085,502	765,730	—	—	—
Total	04/30/12	$26,925,856	$21,041,552	$15,896,762	$11,392,399	$12,032,695	$33,541,719	$23,249,358
	04/30/11	$17,952,389	$21,012,520	$16,917,335	$11,912,183	$11,844,227	$36,141,731	$22,596,907

As of April 30, 2012, the tax components of accumulated net earnings were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$973,433	$5,916,597	$4,064,508	$3,536,152	$3,279,729	$8,377,114	$5,452,488
Undistributed ordinary income	622,494	6,540	11,513	508,007	—	67,600	15,774
Undistributed long-term capital gains	—	—	1,464,070	361,857	—	—	—
Capital loss carryforwards	(18,654,945)	(9,804,716)	—	—	(12,809,109)	(560,259)	(4,998,176)
Net unrealized gains[1]	19,259,273	45,663,584	29,040,868	23,522,272	24,366,406	69,655,129	46,873,122
Qualified late-year losses[2]	—	—	—	—	—	(1,303,775)	(915,127)
Total	$2,200,255	$41,782,005	$34,580,959	$27,928,288	$14,837,026	$76,235,809	$46,428,081

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to trustees and the treatment of residual interests in tender option bond trusts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MUI	MVT
2013	$3,378,868	—	—	—	—
2014	3,072,949	—	—	—	—
2015	5,065,527	—	—	—	—
2016	901,327	$2,508,309	$166,265	—	$4,202,338
2017	3,645,754	3,540,378	5,373,343	—	—
2018	396,366	1,225,298	6,614,798	$560,259	—
2019	2,194,154	732,655	—	—	—
No expiration date[3]	—	1,798,076	654,703	—	795,838
Total	$18,654,945	$9,804,716	$12,809,109	$560,259	$4,998,176

[3]	Must be utilized prior to losses subject to expiration.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$453,313,675	$449,035,643	$294,515,313	$212,283,585	$250,815,212	$835,870,839	$424,802,889
Gross unrealized appreciation	$42,905,040	$46,581,071	$32,395,833	$24,653,417	$24,773,905	$72,641,704	$52,129,616
Gross unrealized depreciation	(23,092,145)	(840,462)	(3,228,365)	(1,131,197)	(407,501)	(2,860,091)	(4,441,315)
Net unrealized appreciation	$19,812,895	$45,740,609	$29,167,468	$23,522,220	$24,366,404	$69,781,613	$47,688,301

ANNUAL REPORT	APRIL 30, 2012	67

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS, MUI and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2012, MHD, MUH and MVT invested a significant portion of its assets in securities in the health sector. MUA invested a significant portion of its assets in securities in the health and transportation sectors. MEN and MUS invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MUI invested a significant portion of its assets in securities in the county/city/special district/school district and state sectors. Changes in economic conditions affecting the county/city/special district/school district, health, state and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10 except MEN Series A, B and C, which is $0.025 and MVT Series A, B and C, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2012	Year Ended April 30, 2011
MUA	—	52,762
MEN	12,832	83,278
MHD	56,498	82,143
MUH	24,312	52,545
MUS	17,824	61,762
MUI	45,759	—
MVT	139,364	158,460

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Funds’ sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN and MUI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

68	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

The VRDP Shares issued for the year ended April 30, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

The VRDP Shares issued for the year ended April 30, 2011 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUI	3/17/11	2,871	$287,100,000	4/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider is for a 364 day term and is scheduled to expire on May 16, 2012 for MEN and December 28, 2012 for MUI unless renewed or terminated in advance. On April 9, 2012, MEN renewed the fee agreement with its liquidity provider which is scheduled to expire on May 14, 2013 unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. As of April 30, 2012, the long-term ratings on the VRDP Shares remain unchanged. In May, Moody’s announced changes to its methodology for rating securities issued by registered closed-end funds, and it is currently reviewing all closed-end funds that it rates under the revised methodology for a possible downgrade.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. On April 30, 2012, the short-term ratings of the liquidity provider and the VRDP Shares for MEN are P-1, F-1 and A-1 and MUI are P-1, F-1+ and Not Rated as rated by Moody’s, Fitch and/or S&P, respectively. As of June 22, 2012, the short-term rating of the liquidity provider and the VRDP Shares for MEN is P-2 as rated by Moody’s, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds pay remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN and MUI’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.29% for MEN and MUI, respectively, for the year ended April 30, 2012.

VRDP Shares issued and outstanding for MUI remained constant for the year ended April 30, 2012.

VMTP Shares

MHD, MUH, MUS and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933.

ANNUAL REPORT	APRIL 30, 2012	69

Notes to Financial Statements (continued)

The VMTP Shares issued for the year ended April 30, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/15
MUH	12/16/11	550	$55,000,000	1/02/15
MUS	12/16/11	870	$87,000,000	1/02/15
MVT	12/16/11	1,400	$140,000,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. As of April 30, 2012, the long-term ratings on the VMTP Shares remain unchanged. In May, Moody’s announced changes to its methodology for rating securities issued by registered closed-end funds, and it is currently reviewing all closed-end funds that it rates under the revised methodology for a possible downgrade. The dividend rate on the VMTP Shares is subject to a step-up spread if a Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates of the VMTP Shares for the year ended April 30, 2012 were as follows:

MHD	1.14%
MUH	1.14%
MUS	1.14%
MVT	1.14%

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Funds’ Articles Supplementary (the “Governing Instrument”) are not satisfied.

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The low, high and average dividend rates on the AMPS for each Fund for the year ended April 30, 2012 were as follows:

	Series	Low	High	Average
MEN	A1	0.34%	0.38%	0.36%
	B1	0.32%	0.40%	0.36%
	C1	0.32%	0.41%	0.36%
	D2	1.32%	1.47%	1.40%
MHD	A1	0.11%	0.40%	0.23%
	B1	0.11%	0.41%	0.23%
	C2	1.26%	1.47%	1.33%
MUH	A1	0.11%	0.40%	0.23%
	B1	0.11%	0.41%	0.23%
MUS	A1	0.11%	0.41%	0.23%
	B1	0.11%	0.41%	0.24%
MVT	A1	0.12%	0.37%	0.25%
	B1	0.14%	0.38%	0.25%
	C1	0.11%	0.41%	0.23%
	D1	1.26%	1.47%	1.33%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the year ended April 30, 2012. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity

70	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2012, MEN, MHD, MUH, MUS and MVT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MEN	A28	6/14/11	1,525	$38,125,000
	B28	6/21/11	1,525	$38,125,000
	C7	5/31/11	1,525	$38,125,000
	D7	6/10/11	1,128	$28,200,000

MHD	A	1/11/12	1,473	$36,825,000
	B	1/06/12	1,473	$36,825,000
	C	1/10/12	402	$10,050,000

MUH	A	1/11/12	1,101	$27,525,000
	B	1/09/12	1,101	$27,525,000

MUS	A	1/06/12	1,740	$43,500,000
	B	1/10/12	1,740	$43,500,000

MVT	A	1/12/12	1,440	$36,000,000
	B	1/19/12	1,440	$36,000,000
	C	1/12/12	1,440	$36,000,000
	D	1/10/12	1,280	$32,000,000

AMPS issued and outstanding remained constant during the year ended April 30, 2011 for MEN, MHD, MUH, MUS and MVT.

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares or VMTP Shares as follows:

MEN	$142,500,000
MHD	$83,700,000
MUH	$55,000,000
MUS	$87,000,000
MVT	$140,000,000

During the year ended April 30, 2011, MUI announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption period:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUI	M7	4/05/11	1,795	$44,875,000
	T7	4/06/11	2,423	$60,575,000
	W7	4/07/11	1,795	$44,875,000
	TH7	4/08/11	2,423	$60,575,000
	F7	4/04/11	1,795	$44,875,000
	TH28	4/08/11	1,256	$31,400,000

MUI financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $287,100,000.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 1, 2012 to Common Shareholders of record on May 15, 2012 as follows:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0580
MHD	$0.0915
MUH	$0.0830
MUS	$0.0740
MUI	$0.0715
MVT	$0.0910

Additionally, the Funds declared a net investment income dividend on June 1, 2012 payable to Common Shareholders of record on June 15, 2012 for the same amounts noted above.

The dividends declared on VRDP or VMTP Shares for the period May 1, 2012 to May 31, 2012 were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN VRDP Shares	W7	$43,256
MHD VMTP Shares	W7	$86,376
MUH VMTP Shares	W7	$56,758
MUS VMTP Shares	W7	$89,781
MUI VRDP Shares	W7	$79,855
MVT VMTP Shares	W7	$144,475

On June 8, 2012, MEN announced a proposed special rate period for its issued and outstanding VRDP Shares for a three year term ending June 24, 2015. On June 13, 2012, MEN announced a mandatory tender event effective June 20, 2012. The mandatory tender event is not the result of a failed remarketing. During the three-year term of the special rate period, MEN will not pay any liquidity and remarketing fees on the VRDP Shares and instead will pay dividends based on the sum of the SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

ANNUAL REPORT	APRIL 30, 2012	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of:
BlackRock MuniAssets Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings Fund, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock MuniHoldings Quality Fund, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock MuniVest Fund II, Inc.

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2012, and the related statements of operations for the year then ended, the statements of cash flows of BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2012, the results of their operations for the year then ended, the statements of cash flows of BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2012

72	ANNUAL REPORT	APRIL 30, 2012

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MUA, MHD, MUH, MUI and MVT during the taxable year ended April 30, 2012.

MUA	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.003341
MHD
Common Shareholders	12/30/11	$0.004109
Preferred Shareholders:
Series A	12/07/11	$0.29
Series B	12/09/11	$0.29
Series C	12/06/11	$1.24
MUH
Common Shareholders	12/30/11	$0.003455

Preferred Shareholders:
Series A	12/07/11	$0.28
Series B	12/05/11	$0.28
MUI
Common Shareholders	12/30/11	$0.001046
Preferred Shareholders:
Series W7	01/03/12	$0.268548
MVT
Common Shareholders	12/30/11	$0.001180

Preferred Shareholders:
Series A	12/15/11	$0.10
Series B	12/22/11	$0.10
Series C	12/08/11	$0.10
Series D	12/06/11	$0.40

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MUA, MEN, MHD, MUH, MUS, MUI and MVT during the taxable year ended April 30, 2012 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	APRIL 30, 2012	73

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Share-owner Services, LLC for MUA, MHD, MUH, MUS and MVT and Computershare Trust Company, N.A., for MEN and MUI (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan for shareholders of MUA, MHD, MUH, MUS and MVT should be directed to Computershare Shareowner Services, LLC, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242. For shareholders of MEN and MUI, all correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236, with overnight correspondence being directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

74	ANNUAL REPORT	APRIL 30, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				96 RICs consisting of 96 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				96 RICs consisting of 96 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	APRIL 30, 2012	75

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company(insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				96 RICs consisting of 96 Portfolios	None
[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				158 RICs consisting of 281 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closedend funds in the BlackRock fund complex from 1989 to 2006.

				158 RICs consisting of 281 Portfolios.	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

John F. Powers, who was a Director of the Funds, resigned as of February 21, 2012.

76	ANNUAL REPORT	APRIL 30, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
	[1]	Officers of the Funds serve at the pleasure of the Board.

	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

ANNUAL REPORT	APRIL 30, 2012	77

Officers and Directors (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodians
The Bank of New York Mellon1
New York, NY 10286

State Street Bank and
Trust Company2
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Remarketing Agents
Citigroup Global Markets Inc.3
New York, NY 10179
J.P. Morgan Securities LLC4
New York, NY 10179

VRDP Liquidity Providers
Citibank, N.A.3
New York, NY 10179

J.P. Morgan Chase Bank, N.A.4
New York, NY 10179

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For MUA, MHD, MUH, MUS and MVT.

[2]	For MEN and MUI.

[3]	For MEN.

[4]	For MUI.

78	ANNUAL REPORT	APRIL 30, 2012

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2012	79

Additional Information (continued)

General Information

On June 10, 2010, the Manager announced that the directors of MUI had received a demand letter sent on behalf of certain of MUI Common Shareholders. The demand letter alleged that the Manager and MUI’s officers and Board of Directors (the “Board”) breached their fiduciary duties owed to MUI and its Common Shareholders by redeeming at par certain of MUI’s AMPS, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change in control of the Funds, that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery
Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding
The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

80	ANNUAL REPORT	APRIL 30, 2012

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

ANNUAL REPORT	APRIL 30, 2012	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	ANNUAL REPORT	APRIL 30, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEMUNI7-4/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$35,000	$34,400	$5,500	$4,700	$13,600	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund II, Inc.	$19,100	$17,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2012.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$22.91 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$22.91 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Messrs. Jaeckel and O’Connor are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of April 30, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001-$500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund II, Inc.

Date: July 2, 2012